UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

High Income Fund

October 31, 2011

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 19, 2011

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the annual reporting period ended October 31, 2011.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

The Fund pursues income opportunities from government, corporate, emerging market and high yield sources. It has the flexibility to invest in a broad range of fixed income securities in both developed and emerging market countries. The Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. dollar-denominated or non-U.S. dollar-denominated fixed income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Rating Service and Fitch Ratings, Ltd.) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities. The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared with its composite benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local-currency-denominated) and the Barclays Capital (“BC”) U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index for the six- and 12-month periods ended October 31, 2011. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The Fund’s Class A shares outperformed the composite benchmark for the 12-month period and declined and underperformed for the six-month

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

period, before sales charges. The Fund’s significant overweight to U.S. corporate high yield securities contributed positively for the 12-month period, as these securities outperformed. The Fund’s corporate high yield industry allocation, specifically an overweight to subordinated financials (banks and insurance) within the capital structure, detracted for both periods.

The Fund’s underweight to U.S. dollar-denominated emerging market debt, which outperformed the composite benchmark for both periods, detracted. The Fund’s underweight to local emerging market debt (which performed poorly) contributed positively during both periods.

The Fund’s use of leverage was a positive contributor for both periods. The Fund utilized leverage through repurchase agreements at favorable rates and was able to reinvest the proceeds into higher-yielding securities. Within the Fund’s derivative positions, credit default swap (“CDS”) index and CDS credit derivative exposure was a slight detractor for both periods. The Fund also utilized interest rate swaps to manage overall duration and interest rate risk within the Fund. These positions had no material impact on performance.

Market Review and Investment Strategy

The global economic recovery that was underway slowed early in the year, resulting from a myriad of global events. Social unrest in North Africa and the Middle East, supply disruptions from the natural disaster in

Japan and a spike in commodity prices, particularly oil, all provided headwinds for the global economy early in the year. During the six-month period ended October 31, 2011, renewed fears of a double-dip recession roiled the global capital markets, driving up risk aversion, sending equities sharply lower and widening credit spreads. Fiscal challenges—ranging from the contentious debate over the U.S. debt ceiling to the ongoing sovereign debt woes of Greece and the peripheral European nations—were at the forefront of investors’ worries. The mounting fear and uncertainty led to a spike in financial market volatility.

U.S. fixed income securities generally posted positive returns for the annual period, led by U.S. high yield corporates, as measured by the BC U.S. Corporate HY 2% Issuer Capped Index. By industry, energy, utilities and technology outperformed while basics, communications, transportation and financials underperformed. Financials were dragged down by both banks and insurance, which underperformed for the year. U.S. high yield spreads widened 93 basis points to end the period at 670 basis points over duration-matched Treasuries. The yield on the index rose to 8.23%.

U.S. dollar-denominated emerging market debt posted positive returns for the annual period, as measured by the JPM EMBI Global, with Latin countries outperforming non-Latin countries. The Ivory Coast, which faced political issues, underperformed, as did Belize, Argentina and Belarus.

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Outperforming countries for the year included Venezuela and Ecuador. During the period, U.S. dollar-denominated emerging market debt spreads widened 109 basis points to end the annual period at 392 basis points over duration-matched Treasuries. Local currency emerging market bonds fell -2.53% in U.S. dollar unhedged terms, as measured by the JPM GBI-EMI, with much of the loss in the local index stemming from weaker emerging market country currencies. In local currency terms, Brazil outperformed for the year with Turkey underperforming.

The Fund continued to overweight corporate high yield and underweight emerging market debt. The Fund’s

Global Fixed Income Investment Team and the Global Credit Investment Team (collectively, the “Team”) continue to believe that corporate high yield bonds present the best risk/return opportunity in the global high-yield space, and find current risk premiums attractive given non-financial corporation cash positions, balance sheets and reduced medium-term refinancing needs of borrowers. However, continued uncertainty around global growth, particularly risks emanating from Europe, leaves tail risk magnified and volatility elevated. Within this environment, the Team has reduced risk, and will continue to monitor and adjust positions as necessary to balance exposures with market conditions and developments.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged JPM® EMBI Global, the JPM® GBI-EM and the BC U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The BC U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate HY Index. The BC U.S. Corporate HY Index represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 and at least 1 year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Leverage Risk: Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

Inflation Risk: Prices for goods and services tend to rise over time, which may erode the purchasing power of investments.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Credit Risk: A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline.

Interest Rate Risk (with Prepayment Risk): As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Diversification/Focused Portfolio Risk: Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein High Income Fund†
Class A	-2.51%	2.48%

Class B*	-2.93%	1.75%

Class C	-2.93%	1.73%

Advisor Class**	-2.36%	2.79%

Class R**	-2.59%	2.29%

Class K**	-2.46%	2.55%

Class I**	-2.33%	2.81%

Composite Benchmark: 33% JPM EMBI Global/33% JPM GBI-EM/33% BC US Corporate HY 2% Issuer Capped Index	-1.15%	2.34%

JPM EMBI Global	5.28%	4.05%

JPM GBI-EM	-7.68%	-2.53%

BC US Corporate HY 2% Issuer Capped Index	-0.95%	5.16%

†     Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended October 31, 2011, by 0.01% and 0.03%, respectively, for all share classes.

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/31/01† TO 10/31/11

†	Prior to 12/31/01, data was not available for the JPM GBI-EM.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Fund Class A shares (from 12/31/01† to 10/31/11) as compared to the performance of the Fund’s composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares
1 Year	2.48%	-1.90%	7.67%
5 Years	9.5%	8.55%
10 Years	14.11%	13.61%

Class B Shares
1 Year	1.75%	-1.10%	7.26%
5 Years	8.63%	8.63%
10 Years(a)	13.56%	13.56%

Class C Shares
1 Year	1.73%	0.78%	7.29%
5 Years	8.62%	8.62%
10 Years	13.21%	13.21%

Advisor Class Shares‡
1 Year	2.79%	2.79%	8.31%
Since Inception†	10.15%	10.15%

Class R Shares‡
1 Year	2.29%	2.29%	7.79%
Since Inception†	9.59%	9.59%

Class K Shares‡
1 Year	2.55%	2.55%	8.10%
Since Inception†	9.88%	9.88%

Class I Shares‡
1 Year	2.81%	2.81%	8.25%
Since Inception†	10.17%	10.17%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.78%, 1.73%, 0.73%, 1.37%, 1.08% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios (exclusive of interest expense) to 0.95%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90% and 0.65% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements expire on January 31, 2012. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2011.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 1/28/08.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2011)
SEC Returns

Class A Shares
1 Year	-4.82%
5 Years	7.85%
10 Years	13.02%

Class B Shares
1 Year	-4.16%
5 Years	7.92%
10 Years(a)	12.97%

Class C Shares
1 Year	-2.33%
5 Years	7.89%
10 Years	12.60%

Advisor Class Shares‡
1 Year	-0.29%
Since Inception†	8.77%

Class R Shares‡
1 Year	-0.80%
Since Inception†	8.22%

Class K Shares‡
1 Year	-0.54%
Since Inception†	8.50%

Class I Shares‡
1 Year	-0.28%
Since Inception†	8.79%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 1/28/08.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2011		Ending Account Value October 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$974.90	$1,020.21	$4.93	$5.04
Class B	$1,000	$1,000	$970.70	$1,016.89	$8.20	$8.39
Class C	$1,000	$1,000	$970.70	$1,016.69	$8.39	$8.59
Advisor Class	$1,000	$1,000	$976.40	$1,021.78	$3.39	$3.47
Class R	$1,000	$1,000	$974.10	$1,019.41	$5.72	$5.85
Class K	$1,000	$1,000	$975.40	$1,020.67	$4.48	$4.58
Class I	$1,000	$1,000	$976.70	$1,022.13	$3.04	$3.11
*	Expenses are equal to the classes’ annualized expense ratios of 0.99%, 1.65%, 1.69%, 0.68%, 1.15%, 0.90% and 0.61%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,202.6

*	All data are as of October 31, 2011. The Fund’s security type breakdowns are expressed as a percentage of total investments and may vary over time. The Fund may also enter into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represents 0.5% or less in the following security types: Common Stocks, Governments—Sovereign Agencies, Inflation-Linked Securities, Local Governments—Municipal Bonds, Local Governments—Regional Bonds, Options Purchased—Puts, Supranationals and Warrants.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2011 (unaudited)

*	All data are as of October 31, 2011. The Fund’s country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund may also enter into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Australia, Austria, Barbados, Belgium, Bermuda, Cayman Islands, Chile, China, Cote D’Ivoire, Croatia, Czech Republic, Denmark, Egypt, El Salvador, Euro Zone, France, Gabon, Germany, Ghana, Hong Kong, Hungary, Iceland, India, Ireland, Israel, Italy, Jamaica, Japan, Lithuania, New Zealand, Norway, Panama, Peru, Philippines, Poland, Serbia & Montenegro, Singapore, Spain, Supranational, Sweden, Switzerland, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, Uruguay and Venezuela.

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2011

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 47.3%
Industrial – 41.0%
Basic – 3.8%
AK Steel Corp. 7.625%, 5/15/20(a)	U.S.$	3,564	$3,332,340
Aleris International, Inc. 7.625%, 2/15/18		6,500	6,256,250
Appleton Papers, Inc. 10.50%, 6/15/15(b)		2,150	2,150,000
Arch Coal, Inc. 7.00%, 6/15/19(b)		1,500	1,552,500
7.25%, 6/15/21(b)		2,502	2,577,060
8.75%, 8/01/16		1,675	1,829,937
Arch Western Finance LLC 6.75%, 7/01/13		304	307,040
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, 11/01/17		2,410	2,578,700
Calcipar SA 6.875%, 5/01/18(b)		1,301	1,209,930
Celanese US Holdings LLC 6.625%, 10/15/18		644	695,520
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,254,000
7.125%, 5/01/20		1,100	1,280,125
Consol Energy, Inc. 8.00%, 4/01/17		2,000	2,190,000
8.25%, 4/01/20		3,000	3,285,000
Graphic Packaging International, Inc. 7.875%, 10/01/18		2,000	2,140,000
9.50%, 6/15/17		480	524,400
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.786%, 11/15/14(c)		1,390	1,184,975
Huntsman International LLC 8.625%, 3/15/21		3,900	4,007,250
Ineos Group Holdings Ltd. 8.50%, 2/15/16(b)		9,341	7,893,145
James River Coal Co. 7.875%, 4/01/19		600	510,000
JMC Steel Group 8.25%, 3/15/18(b)		1,620	1,603,800
Kerling PLC 10.625%, 2/01/17(b)	EUR	4,082	5,252,885
Kinove German Bondco GmbH 9.625%, 6/15/18(b)	U.S.$	2,426	2,341,090
Lyondell Chemical Co. 8.00%, 11/01/17		566	636,750
11.00%, 5/01/18		2,500	2,784,375

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MacDermid, Inc. 9.50%, 4/15/17(b)	U.S.$	3,315	$3,149,250
Momentive Performance Materials, Inc. 11.50%, 12/01/16		1,300	1,092,000
NewMarket Corp. 7.125%, 12/15/16		1,074	1,106,220
NewPage Corp. 10.00%, 5/01/12(a)(d)		1,120	128,800
11.375%, 12/31/14(d)		1,400	1,046,500
Norske Skogindustrier ASA 7.00%, 6/26/17	EUR	1,720	928,186
Nova Chemicals Corp. 8.625%, 11/01/19	U.S.$	2,383	2,680,875
Omnova Solutions, Inc. 7.875%, 11/01/18		5,538	4,776,525
Peabody Energy Corp. 7.875%, 11/01/26		50	55,125
Polymer Group, Inc. 7.75%, 2/01/19(b)		7,300	7,573,750
Polypore International, Inc. 7.50%, 11/15/17		1,635	1,667,700
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		2,500	2,487,500
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	3,440	4,902,726
Solutia, Inc. 7.875%, 3/15/20	U.S.$	2,115	2,263,050
Steel Dynamics, Inc. 6.75%, 4/01/15		675	686,812
7.625%, 3/15/20		2,500	2,650,000
7.75%, 4/15/16		1,910	2,010,275
TPC Group LLC 8.25%, 10/01/17		5,374	5,441,175
Tube City IMS Corp. 9.75%, 2/01/15		2,000	1,990,000
United States Steel Corp. 6.65%, 6/01/37		4,900	3,675,000
7.375%, 4/01/20(a)		1,000	940,000
Verso Paper Holdings LLC/Verso Paper, Inc. 8.75%, 2/01/19		2,250	1,620,000
Series B 11.375%, 8/01/16(a)		2,215	1,639,100
Westvaco Corp. 8.20%, 1/15/30		2,940	3,241,153
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	3,305,496
8.50%, 1/15/25		1,000	1,120,789

			121,555,079

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 4.8%
Alion Science and Technology Corp. 12.00%, 11/01/14(e)	U.S.$	1,083	$996,198
Alliant Techsystems, Inc. 6.875%, 9/15/20		2,120	2,178,300
Ardagh Glass Finance PLC 8.75%, 2/01/20(b)	EUR	2,144	2,714,487
Ardagh Packaging Finance PLC 7.375%, 10/15/17(b)	U.S.$	350	360,500
9.25%, 10/15/20(a)(b)	EUR	1,198	1,558,212
BE Aerospace, Inc. 6.875%, 10/01/20	U.S.$	2,480	2,672,200
Berry Plastics Corp. 9.75%, 1/15/21		5,000	5,000,000
10.25%, 3/01/16		302	295,960
Bombardier, Inc. 7.75%, 3/15/20(b)		2,558	2,813,800
Building Materials Corp. of America 6.875%, 8/15/18(b)		1,540	1,601,600
7.00%, 2/15/20(b)		985	1,044,100
7.50%, 3/15/20(b)		1,898	2,021,370
Case New Holland, Inc. 7.875%, 12/01/17		2,558	2,884,145
Clondalkin Industries BV 8.00%, 3/15/14(b)	EUR	3,449	3,817,905
CNH America LLC 7.25%, 1/15/16	U.S.$	997	1,071,775
Crown European Holdings SA 7.125%, 8/15/18(b)	EUR	1,295	1,845,648
Griffon Corp. 7.125%, 4/01/18	U.S.$	1,604	1,527,810
Grohe Holding GmbH 8.625%, 10/01/14(a)(b)	EUR	3,505	4,534,627
HeidelbergCement Finance BV 8.50%, 10/31/19		2,420	3,574,581
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(b)	U.S.$	1,511	1,522,333
7.125%, 3/15/21(b)		1,493	1,511,663
KUKA AG 8.75%, 11/15/17(b)	EUR	2,358	3,262,837
Lafarge SA 7.125%, 7/15/36	U.S.$	2,640	2,308,268
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		5,474	5,692,960
9.50%, 2/15/18		216	231,120
Masco Corp. 6.125%, 10/03/16		2,315	2,335,078
Nordenia Holdings AG 9.75%, 7/15/17	EUR	1,652	2,188,723

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nortek, Inc. 8.50%, 4/15/21(b)	U.S.$	7,538	$6,689,975
Obrascon Huarte Lain SA 7.375%, 4/28/15	EUR	2,550	3,528,435
OI European Group BV 6.75%, 9/15/20(b)		1,500	2,054,794
6.875%, 3/31/17(b)		1,000	1,390,618
Plastipak Holdings, Inc. 8.50%, 12/15/15(b)	U.S.$	3,733	3,788,995
Ply Gem Industries, Inc. 8.25%, 2/15/18(a)		6,550	6,173,375
Pregis Corp. 6.572%, 4/15/13(c)	EUR	3,000	4,026,566
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18	U.S.$	3,000	3,075,000
11.75%, 8/01/16(a)		1,324	1,396,820
Rexam PLC 6.75%, 6/29/67	EUR	2,660	3,386,191
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(b)	U.S.$	712	726,240
7.875%, 8/15/19(b)		4,653	4,862,385
9.00%, 5/15/18-4/15/19(b)		6,688	6,464,045
9.875%, 8/15/19(b)		4,304	4,304,000
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.25%, 2/01/21		4,500	4,567,500
10.25%, 11/15/19		2,000	2,190,000
Sealed Air Corp. 8.125%, 9/15/19(b)		1,729	1,875,965
8.375%, 9/15/21(b)		1,773	1,919,273
Sequa Corp. 11.75%, 12/01/15(b)		5,545	5,863,838
Sterling Merger, Inc. 11.00%, 10/01/19(b)		5,184	5,132,160
Terex Corp. 8.00%, 11/15/17		2,356	2,314,770
Textron Financial Corp. 6.00%, 2/15/67(b)		125	93,750
TransDigm, Inc. 7.75%, 12/15/18		4,800	5,208,000
United Rentals North America, Inc. 8.375%, 9/15/20(a)		6,300	6,536,250
10.875%, 6/15/16		1,000	1,130,000
USG Corp. 6.30%, 11/15/16		1,911	1,476,248

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wienerberger AG 6.50%, 2/09/17	EUR	2,900	$3,029,611

			154,771,004

Communications - Media – 4.4%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	5,115	5,140,575
Cablevision Systems Corp. 8.00%, 4/15/20		1,700	1,793,500
CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/16		2,000	2,305,000
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, 1/15/19		2,000	2,075,000
7.25%, 10/30/17		2,250	2,351,250
Cengage Learning Acquisitions, Inc. 10.50%, 1/15/15(b)		3,885	3,069,150
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, 11/15/17(b)		4,615	4,822,675
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(b)		1,275	1,303,688
Clear Channel Communications, Inc. 5.75%, 1/15/13		2,388	2,256,660
9.00%, 3/01/21		2,916	2,595,240
10.75%, 8/01/16		3,104	2,265,920
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17		65	70,200
Series B 9.25%, 12/15/17		4,258	4,619,930
Crown Media Holdings, Inc. 10.50%, 7/15/19(b)		3,405	3,541,200
CSC Holdings LLC 6.75%, 4/15/12		190	192,850
7.875%, 2/15/18(a)		2,212	2,427,670
Cumulus Media, Inc. 7.75%, 5/01/19(a)(b)		3,988	3,668,960
Dex One Corp. 12.00%, 1/29/17(e)		4,048	910,881
DISH DBS Corp. 6.75%, 6/01/21		1,500	1,548,750
7.125%, 2/01/16		1,250	1,328,125
EH Holding Corp. 7.625%, 6/15/21(b)		5,725	5,925,375
Houghton Mifflin Harcourt Publishing Co. 10.50%, 6/01/19(b)		2,400	1,776,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Intelsat Jackson Holdings SA 7.25%, 10/15/20(b)	U.S.$	2,125	$2,135,625
11.25%, 6/15/16		2,472	2,607,960
Intelsat Luxembourg SA 11.25%, 2/04/17		3,200	3,176,000
11.50%, 2/04/17(b)(e)		1,500	1,500,000
11.50%, 2/04/17(e)		1,750	1,750,000
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.50%, 3/15/19(b)		1,029	1,070,160
7.50%, 3/15/19(b)	EUR	1,263	1,795,672
Lamar Media Corp. 6.625%, 8/15/15	U.S.$	3,941	3,960,705
7.875%, 4/15/18		1,000	1,047,500
Liberty Interactive LLC 5.70%, 5/15/13		1,145	1,160,744
LIN Television Corp. 6.50%, 5/15/13		3,050	3,050,000
8.375%, 4/15/18		2,750	2,832,500
Local TV Finance LLC 9.25%, 6/15/15(b)(e)		3,360	3,124,800
McClatchy Co. (The) 11.50%, 2/15/17		3,600	3,555,000
New York Times Co. (The) 6.625%, 12/15/16		2,200	2,200,000
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875%, 4/15/17		2,021	2,051,315
Quebecor Media, Inc. 7.75%, 3/15/16		5,952	6,145,440
RR Donnelley & Sons Co. 4.95%, 4/01/14		2,400	2,352,000
7.25%, 5/15/18		3,401	3,315,975
Sinclair Television Group, Inc. 8.375%, 10/15/18		1,710	1,761,300
9.25%, 11/01/17(b)		3,430	3,738,700
Sirius XM Radio, Inc. 8.75%, 4/01/15(b)		3,500	3,876,250
Telesat Canada/Telesat LLC 11.00%, 11/01/15		1,600	1,740,000
Thomson Corp. 5.75%, 9/25/15(d)(f)	EUR	925	1,280
Univision Communications, Inc. 6.875%, 5/15/19(b)	U.S.$	4,700	4,582,500
8.50%, 5/15/21(b)		3,600	3,240,000
UPC Holding BV 8.375%, 8/15/20(b)	EUR	3,000	4,088,833
UPCB Finance III Ltd. 6.625%, 7/01/20(b)	U.S.$	2,615	2,601,925

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UPCB Finance Ltd. 7.625%, 1/15/20(b)	EUR	1,600	$2,230,524
Valassis Communications, Inc. 6.625%, 2/01/21(a)	U.S.$	1,325	1,258,750
Virgin Media Finance PLC 8.375%, 10/15/19		4,650	5,173,125
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		1,345	1,445,875

			140,559,057

Communications - Telecommunications – 2.7%
Cincinnati Bell, Inc. 8.25%, 10/15/17		750	755,625
8.75%, 3/15/18		4,650	4,464,000
Cricket Communications, Inc. 7.75%, 10/15/20(a)		3,770	3,223,350
Crown Castle International Corp. 7.125%, 11/01/19		2,500	2,706,250
Data & Audio Visual Enterprise 9.50%, 4/29/18	CAD	2,500	2,279,339
Digicel Group Ltd. 10.50%, 4/15/18(b)	U.S.$	4,241	4,368,230
Digicel Ltd. 12.00%, 4/01/14(b)		660	745,800
eAccess Ltd. 8.25%, 4/01/18(b)		3,648	3,506,640
ERC Ireland Finance Ltd. 6.535%, 8/15/16(b)(c)	EUR	1,000	55,348
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(d)	U.S.$	1,048	10,482
Frontier Communications Corp. 6.25%, 1/15/13		1,222	1,249,495
8.125%, 10/01/18		1,600	1,708,000
9.00%, 8/15/31		1,600	1,568,000
Level 3 Financing, Inc. 8.75%, 2/15/17		3,220	3,292,450
9.25%, 11/01/14		567	579,049
9.375%, 4/01/19		2,200	2,299,000
10.00%, 2/01/18		2,200	2,332,000
MetroPCS Wireless, Inc. 6.625%, 11/15/20		2,650	2,491,000
7.875%, 9/01/18		3,000	3,052,500
NII Capital Corp. 7.625%, 4/01/21		2,861	2,946,830
PAETEC Holding Corp. 9.50%, 7/15/15		1,250	1,303,125
9.875%, 12/01/18		2,675	2,942,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	4,000	$5,338,228
Sprint Capital Corp. 6.875%, 11/15/28	U.S.$	4,250	3,102,500
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	2,500	3,407,361
Telenet Finance Luxembourg SCA 6.375%, 11/15/20(a)(b)		2,500	3,346,824
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	4,824	5,113,440
Wind Acquisition Finance SA 7.25%, 2/15/18(b)		2,325	2,255,250
11.75%, 7/15/17(b)		4,400	4,356,000
Windstream Corp. 7.50%, 4/01/23		1,750	1,776,250
7.75%, 10/15/20-10/01/21		4,580	4,779,150
8.125%, 8/01/13-9/01/18		3,652	3,907,640

			85,261,656

Consumer Cyclical - Automotive – 2.2%
Affinia Group, Inc. 9.00%, 11/30/14		4,100	4,059,000
Allison Transmission, Inc. 7.125%, 5/15/19(b)		5,699	5,528,030
11.00%, 11/01/15(b)		3,700	3,894,250
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(b)		2,876	3,134,840
Chrysler Group LLC/CG Co-Issuer, Inc. 8.00%, 6/15/19(b)		6,800	6,256,000
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(b)		2,500	2,437,500
Cooper Tire & Rubber Co. 8.00%, 12/15/19		3,000	3,105,000
Dana Holding Corp. 6.50%, 2/15/19		675	680,063
6.75%, 2/15/21		638	647,570
Delphi Corp. 5.875%, 5/15/19(b)		1,278	1,297,170
6.125%, 5/15/21(b)		957	976,140
Exide Technologies 8.625%, 2/01/18		1,991	1,991,000
Ford Motor Co. 7.45%, 7/16/31(a)		5,000	5,950,001
Ford Motor Credit Co. LLC 3.148%, 1/13/12(a)(c)		640	640,960
7.00%, 10/01/13		974	1,047,461
8.00%, 12/15/16		2,650	3,059,875

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(b)	EUR	2,100	$2,775,010
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28	U.S.$	700	644,000
8.25%, 8/15/20(a)		1,619	1,732,330
8.75%, 8/15/20		2,679	2,879,925
Lear Corp. 7.875%, 3/15/18		1,500	1,616,250
8.125%, 3/15/20		2,000	2,190,000
Navistar International Corp. 8.25%, 11/01/21		4,880	5,307,000
Tenneco, Inc. 6.875%, 12/15/20		3,700	3,792,500
7.75%, 8/15/18		1,143	1,200,150
UCI International, Inc. 8.625%, 2/15/19		2,685	2,644,725

			69,486,750

Consumer Cyclical - Entertainment – 0.7%
AMC Entertainment, Inc. 8.00%, 3/01/14		1,000	990,000
9.75%, 12/01/20		3,040	2,948,800
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		3,500	3,307,500
Greektown Holdings LLC 10.75%, 12/01/13(d)(f)		715	– 0	–
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		4,639	4,882,548
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		4,050	3,979,125
8.625%, 8/01/17		260	277,550
8.75%, 5/15/20		271	273,710
Regal Entertainment Group 9.125%, 8/15/18(a)		5,805	6,211,350

			22,870,583

Consumer Cyclical - Other – 3.8%
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,000	823,750
12.00%, 10/15/17		1,860	1,992,525
Boyd Gaming Corp. 6.75%, 4/15/14		925	878,750
9.125%, 12/01/18(a)		2,700	2,639,250
Broder Brothers Co. 12.00%, 10/15/13(b)(e)		331	329,068
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		1,935	1,458,506
11.25%, 6/01/17		1,350	1,444,500

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chukchansi Economic Development Authority 8.00%, 11/15/13(b)	U.S.$	2,075	$1,353,938
DR Horton, Inc. 6.50%, 4/15/16		1,000	1,022,500
GWR Operating Partnership LLP 10.875%, 4/01/17		3,500	3,727,500
Host Hotels & Resorts LP 6.875%, 11/01/14		481	487,614
9.00%, 5/15/17(a)		1,000	1,117,500
Series Q 6.75%, 6/01/16		2,558	2,647,530
Isle of Capri Casinos, Inc. 7.00%, 3/01/14(a)		3,570	3,427,200
7.75%, 3/15/19		2,950	2,861,500
K Hovnanian Enterprises, Inc. 10.625%, 10/15/16(a)		5,380	4,613,350
KB Home 5.875%, 1/15/15		1,995	1,765,575
7.25%, 6/15/18		1,000	847,500
9.10%, 9/15/17		2,300	2,104,500
Lennar Corp. 6.95%, 6/01/18		2,780	2,717,450
Series B 6.50%, 4/15/16		3,200	3,088,000
Levi Strauss & Co. 7.625%, 5/15/20(a)		1,000	1,022,500
8.875%, 4/01/16		3,000	3,142,500
M/I Homes, Inc. 8.625%, 11/15/18		5,325	4,792,500
Marina District Finance Co., Inc. 9.50%, 10/15/15(a)		1,200	1,188,000
9.875%, 8/15/18(a)		5,220	5,154,750
Meritage Homes Corp. 6.25%, 3/15/15		1,350	1,296,000
7.15%, 4/15/20		2,500	2,306,250
MGM Resorts International 6.625%, 7/15/15(a)		2,000	1,900,000
7.625%, 1/15/17		4,965	4,617,450
NCL Corp. Ltd. 9.50%, 11/15/18(b)		3,500	3,640,000
11.75%, 11/15/16		2,000	2,300,000
Penn National Gaming, Inc. 8.75%, 8/15/19		2,775	2,997,000
Pulte Group, Inc. 7.875%, 6/15/32		2,600	2,164,500
PVH Corp. 7.375%, 5/15/20		2,340	2,538,900

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Quiksilver, Inc. 6.875%, 4/15/15	U.S.$	5,000	$4,712,500
Royal Caribbean Cruises Ltd. 7.25%, 6/15/16-3/15/18		3,850	4,061,000
7.50%, 10/15/27		1,000	967,500
Ryland Group, Inc. 6.625%, 5/01/20		4,500	3,982,500
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)		390	376,389
7.75%, 10/01/17(b)		2,835	2,948,400
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19(b)		3,886	3,361,390
Sheraton Holding Corp. 7.375%, 11/15/15		2,035	2,243,587
Standard Pacific Corp. 8.375%, 5/15/18		3,250	3,136,250
10.75%, 9/15/16		1,667	1,725,345
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12		2,500	2,568,750
Station Casinos, Inc. 6.625%, 3/15/18(d)(f)		1,755	– 0	–
6.875%, 3/01/16(d)(f)		1,500	– 0	–
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 8.625%, 4/15/16(b)		2,016	2,056,320
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,945,507
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14(d)(f)		750	– 0	–
WCI Communities, Inc. 6.625%, 3/15/15(d)(f)(g)		750	– 0	–
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		5,400	5,940,000

			120,433,794

Consumer Cyclical - Restaurants – 0.4%
Burger King Corp. 9.875%, 10/15/18(a)		4,666	5,004,285
CKE Restaurants, Inc. 11.375%, 7/15/18		3,966	4,263,450
Landry’s Restaurants, Inc. 11.625%, 12/01/15(b)		825	874,500
11.625%, 12/01/15		3,580	3,794,800

			13,937,035

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 1.3%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	U.S.$	1,555	$1,539,450
AutoNation, Inc. 6.75%, 4/15/18		349	362,088
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14		4,930	4,375,375
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19(b)		601	594,990
GameStop Corp./GameStop, Inc. 8.00%, 10/01/12		671	671,067
Gymboree Corp. 9.125%, 12/01/18(a)		4,800	4,296,000
Hines Nurseries, Inc. 10.25%, 10/01/11(d)(f)(g)		1,000	– 0	–
JC Penney Corp., Inc. 7.40%, 4/01/37		4,100	3,823,250
Limited Brands, Inc. 5.25%, 11/01/14		3,194	3,305,790
6.625%, 4/01/21		1,000	1,050,000
6.90%, 7/15/17		3,710	3,960,425
Michaels Stores, Inc. 7.75%, 11/01/18		3,100	3,146,500
11.375%, 11/01/16		1,000	1,042,510
Neiman Marcus Group, Inc. (The) 10.375%, 10/15/15		500	520,000
Penske Automotive Group, Inc. 7.75%, 12/15/16		1,250	1,281,250
Rite Aid Corp. 6.875%, 8/15/13		470	460,600
8.00%, 8/15/20(a)		2,300	2,527,125
9.50%, 6/15/17		1,500	1,365,000
10.25%, 10/15/19		2,000	2,175,000
Toys R US, Inc. 7.375%, 10/15/18		4,900	4,508,000
YCC Holdings LLC/Yankee Finance, Inc. 10.25%, 2/15/16(e)		625	575,000

			41,579,420

Consumer Non-Cyclical – 6.2%
ACCO Brands Corp. 7.625%, 8/15/15(a)		3,550	3,523,375
10.625%, 3/15/15		1,587	1,749,668
Alere, Inc. 8.625%, 10/01/18		6,195	6,187,256
AMGH Merger Sub, Inc. 9.25%, 11/01/18(b)		3,765	3,915,600
ARAMARK Corp. 8.50%, 2/01/15		5,942	6,164,825

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18(b)	U.S.$	3,750	$3,750,000
Bakkavor Finance 2 PLC 8.25%, 2/15/18(b)	GBP	2,500	3,055,010
Bausch & Lomb, Inc. 9.875%, 11/01/15	U.S.$	4,855	5,097,750
Biomet, Inc. 11.625%, 10/15/17		5,550	6,049,500
BioScrip, Inc. 10.25%, 10/01/15		4,005	4,035,037
Boparan Holdings Ltd. 9.875%, 4/30/18(b)	GBP	3,500	4,952,332
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	4,550	6,484,710
Care UK Health & Social Care PLC 9.75%, 8/01/17	GBP	2,900	4,196,619
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(e)	U.S.$	4,534	4,511,031
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		5,495	5,625,506
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16(b)		5,907	6,143,280
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		2,961	2,849,963
Cott Beverages, Inc. 8.125%, 9/01/18		1,390	1,483,825
8.375%, 11/15/17		1,400	1,505,000
Del Monte Foods Co. 7.625%, 2/15/19(b)		1,300	1,235,000
DJO Finance LLC/DJO Finance Corp. 7.75%, 4/15/18		720	608,400
10.875%, 11/15/14		3,030	3,037,575
Dole Food Co., Inc. 8.00%, 10/01/16(b)		4,350	4,589,250
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		3,050	3,248,250
Elizabeth Arden, Inc. 7.375%, 3/15/21		4,400	4,455,000
Emergency Medical Services Corp. 8.125%, 6/01/19(b)		6,342	6,342,000
Endo Pharmaceuticals Holdings, Inc. 7.00%, 7/15/19(b)		1,160	1,252,800
7.25%, 1/15/22(b)		1,555	1,675,513
Gentiva Health Services, Inc. 11.50%, 9/01/18		1,560	1,248,000
Giant Funding Corp. 8.25%, 2/01/18(b)		3,575	3,762,687

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA Holdings, Inc. 7.75%, 5/15/21(a)(b)	U.S.$	3,500	$3,500,000
HCA, Inc. 6.375%, 1/15/15		3,017	3,099,968
6.50%, 2/15/16-2/15/20		3,482	3,630,289
Healthsouth Corp. 7.75%, 9/15/22		435	435,000
8.125%, 2/15/20		1,455	1,476,825
Jarden Corp. 7.50%, 1/15/20		3,750	4,012,500
Kindred Healthcare, Inc. 8.25%, 6/01/19(b)		2,980	2,637,300
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(b)		3,500	3,539,375
LifePoint Hospitals, Inc. 6.625%, 10/01/20		2,150	2,241,375
Mylan Inc. 7.625%, 7/15/17(b)		330	365,475
7.875%, 7/15/20(b)		335	375,200
New Albertsons, Inc. 7.45%, 8/01/29		4,110	3,216,075
8.00%, 5/01/31		2,600	2,184,000
Picard Bondco SA 9.00%, 10/01/18(b)	EUR	2,300	3,214,335
Pilgrim’s Pride Corp. 7.875%, 12/15/18(a)(b)	U.S.$	6,250	5,187,500
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		2,500	2,537,500
10.625%, 4/01/17(a)		3,000	3,105,000
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	3,450	4,463,470
Select Medical Corp. 7.625%, 2/01/15	U.S.$	2,554	2,375,220
Select Medical Holdings Corp. 6.267%, 9/15/15(c)		2,900	2,479,500
Smithfield Foods, Inc. 7.75%, 7/01/17		5,250	5,670,000
Stater Bros Holdings, Inc. 7.375%, 11/15/18		2,275	2,411,500
STHI Holding Corp. 8.00%, 3/15/18(b)		930	948,600
SUPERVALU, Inc. 8.00%, 5/01/16(a)		2,500	2,625,000
Tenet Healthcare Corp. 6.875%, 11/15/31		4,000	3,320,000
9.25%, 2/01/15		2,000	2,135,000
Tops Holding Corp./Tops Markets LLC 10.125%, 10/15/15		2,555	2,606,100

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Universal Hospital Services, Inc. 3.778%, 6/01/15(c)	U.S.$	500	$462,500
Valeant Pharmaceuticals International 7.00%, 10/01/20(b)		2,043	2,022,570
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.00%, 2/01/18		4,060	4,151,350
Vanguard Health Systems, Inc. Zero Coupon, 2/01/16		26	17,030
Visant Corp. 10.00%, 10/01/17		2,798	2,714,060
Voyager Learning Exchange 8.375%, 12/01/14(d)(f)(g)		1,283	– 0	–
Warner Chilcott 7.75%, 9/15/18		3,500	3,648,750

			199,543,129

Energy – 4.4%
Antero Resources Finance Corp. 7.25%, 8/01/19(b)		1,680	1,730,400
9.375%, 12/01/17		4,838	5,345,990
ATP Oil & Gas Corp./United States 11.875%, 5/01/15		5,200	4,316,000
Basic Energy Services, Inc. 7.75%, 2/15/19(b)		2,960	2,960,000
Bill Barrett Corp. 7.625%, 10/01/19		2,500	2,643,750
Bluewater Holding BV 3.403%, 7/17/14(b)(c)		4,400	3,344,000
Chaparral Energy, Inc. 8.875%, 2/01/17		5,505	5,670,150
Chesapeake Energy Corp. 6.625%, 8/15/20		1,746	1,892,227
6.875%, 11/15/20		1,910	2,096,225
Cie Generale de Geophysique-Veritas 6.50%, 6/01/21(b)		1,600	1,592,000
9.50%, 5/15/16		2,307	2,497,327
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		4,527	5,183,415
Complete Production Services, Inc. 8.00%, 12/15/16		2,360	2,454,400
Continental Resources, Inc./OK 7.125%, 4/01/21		1,567	1,692,360
Denbury Resources, Inc. 6.375%, 8/15/21		3,001	3,091,030
8.25%, 2/15/20		1,536	1,697,280
Edgen Murray Corp. 12.25%, 1/15/15		3,034	2,867,130
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		3,500	3,535,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

9.25%, 12/15/17	U.S.$	3,600	$3,834,000
Expro Finance Luxembourg SCA 8.50%, 12/15/16(b)		2,547	2,457,855
Forest Oil Corp. 7.25%, 6/15/19		5,240	5,371,000
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(b)		2,900	3,045,000
Hercules Offshore, Inc. 10.50%, 10/15/17(b)		1,379	1,379,000
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(b)		3,509	3,599,883
8.00%, 2/15/20(b)		1,000	1,075,000
Key Energy Services, Inc. 6.75%, 3/01/21		2,666	2,725,985
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, 4/15/20		4,190	4,619,475
McJunkin Red Man Corp. 9.50%, 12/15/16		6,250	6,375,000
Nalco Co. 6.625%, 1/15/19(b)		1,350	1,505,250
Newfield Exploration Co. 6.625%, 9/01/14-4/15/16		1,475	1,508,500
Oasis Petroleum, Inc. 6.50%, 11/01/21		1,790	1,798,950
Offshore Group Investments Ltd. 11.50%, 8/01/15		4,250	4,632,500
11.50%, 8/01/15(b)		875	953,750
Oil States International, Inc. 6.50%, 6/01/19		3,394	3,555,215
OPTI Canada, Inc. 8.25%, 12/15/14(d)		2,505	1,628,250
Parker Drilling Co. 9.125%, 4/01/18		1,389	1,454,978
Perpetual Energy, Inc. 8.75%, 3/15/18(b)	CAD	4,250	3,880,110
PHI, Inc. 8.625%, 10/15/18	U.S.$	2,910	2,924,550
Pioneer Drilling Co. 9.875%, 3/15/18		2,000	2,080,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	530,751
Plains Exploration & Production Co. 6.625%, 5/01/21		1,000	1,040,000
7.00%, 3/15/17		509	528,088
7.625%, 4/01/20		1,000	1,080,000
7.75%, 6/15/15		541	561,288
8.625%, 10/15/19		2,300	2,553,000

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Precision Drilling Corp. 6.50%, 12/15/21(b)	U.S.$	1,870	$1,972,850
QEP Resources, Inc. 6.875%, 3/01/21		1,453	1,569,240
SandRidge Energy, Inc. 7.50%, 3/15/21(b)		933	900,345
8.75%, 1/15/20		3,673	3,792,372
SESI LLC 6.375%, 5/01/19(b)		771	786,420
Tesoro Corp. 6.25%, 11/01/12		2,070	2,157,975
9.75%, 6/01/19		3,518	3,957,750
W&T Offshore, Inc. 8.50%, 6/15/19(b)		3,500	3,570,000

			140,013,014

Other Industrial – 1.0%
Briggs & Stratton Corp. 6.875%, 12/15/20		737	751,740
Brightstar Corp. 9.50%, 12/01/16(b)		4,301	4,344,010
Education Management LLC/Education Management Finance Corp. 8.75%, 6/01/14		1,025	1,014,750
Exova Ltd. 10.50%, 10/15/18(b)	GBP	2,000	2,667,188
Interline Brands, Inc. 7.00%, 11/15/18	U.S.$	4,065	4,146,300
Lecta SA 5.535%, 2/15/14(b)(c)	EUR	1,903	2,396,195
Liberty Tire Recycling 11.00%, 10/01/16(b)	U.S.$	4,400	4,444,000
Mueller Water Products, Inc. 7.375%, 6/01/17		1,700	1,496,000
8.75%, 9/01/20		900	958,500
Neenah Foundry Co. 15.00%, 7/29/15(e)(f)		282	274,704
New Enterprise Stone & Lime Co. 11.00%, 9/01/18		5,850	4,943,250
Pipe Holdings PLC 9.50%, 11/01/15(b)	GBP	2,745	3,795,769
Wendel SA 4.375%, 8/09/17	EUR	1,750	2,040,093

			33,272,499

Services – 1.2%
Ceridian Corp. 11.25%, 11/15/15	U.S.$	4,650	3,952,500
Goodman Networks, Inc. 12.125%, 7/01/18(b)		3,000	2,850,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ISS Holdings A/S 8.875%, 5/15/16(a)(b)	EUR	2,000	$2,656,704
Live Nation Entertainment, Inc. 8.125%, 5/15/18(b)	U.S.$	2,370	2,275,200
Lottomatica SpA 8.25%, 3/31/66(b)	EUR	3,585	4,365,297
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	2,320	2,320,000
Realogy Corp. Series A 11.00%, 4/15/18(b)		2,732	1,748,480
Series C 11.00%, 4/15/18(a)(b)		1,450	899,000
Service Corp. International/US 6.75%, 4/01/15-4/01/16		4,400	4,686,000
7.50%, 4/01/27		1,575	1,575,000
ServiceMaster Co. (The) 10.75%, 7/15/15(b)(e)		4,325	4,427,612
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		2,110	2,204,950
West Corp. 7.875%, 1/15/19		1,250	1,268,750
8.625%, 10/01/18		1,535	1,588,725
11.00%, 10/15/16		2,100	2,226,000

			39,044,218

Technology – 2.9%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		973	987,595
8.125%, 12/15/17		2,180	2,245,400
Amkor Technology, Inc. 6.625%, 6/01/21(b)		3,000	2,850,000
Aspect Software, Inc. 10.625%, 5/15/17		4,211	4,253,110
CDW LLC/CDW Finance Corp. 8.25%, 12/15/18(b)		3,282	3,380,460
8.50%, 4/01/19(b)		7,125	6,911,250
11.50%, 10/12/15(e)		362	372,643
CommScope, Inc. 8.25%, 1/15/19(b)		6,500	6,402,500
CoreLogic, Inc./United States 7.25%, 6/01/21(b)		3,750	3,562,500
CPI International, Inc. 8.00%, 2/15/18		3,977	3,549,472
DCP LLC/DCP Corp. 10.75%, 8/15/15(b)		2,385	1,991,475
Eagle Parent, Inc. 8.625%, 5/01/19(b)		5,997	5,607,195

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Eastman Kodak Co. 7.25%, 11/15/13	U.S.$	315	$138,600
First Data Corp. 7.375%, 6/15/19(b)		3,320	3,295,100
11.25%, 3/31/16(a)		3,950	3,515,500
Freescale Semiconductor, Inc.
8.875%, 12/15/14(a)		2,233	2,283,243
9.25%, 4/15/18(b)		1,726	1,868,395
10.125%, 12/15/16(a)		2,429	2,526,160
Interactive Data Corp. 10.25%, 8/01/18		4,700	5,052,500
Iron Mountain, Inc. 6.625%, 1/01/16		1,393	1,393,000
8.375%, 8/15/21		3,000	3,142,500
8.75%, 7/15/18		1,000	1,045,000
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 10.50%, 4/15/18		2,800	2,863,000
NXP BV/NXP Funding LLC 3.153%, 10/15/13(c)		539	528,220
9.50%, 10/15/15(a)		700	731,500
Sanmina-SCI Corp. 7.00%, 5/15/19(b)		1,550	1,488,000
8.125%, 3/01/16		4,059	4,140,180
Seagate HDD Cayman 6.875%, 5/01/20		2,951	2,891,980
Sensata Technologies BV 6.50%, 5/15/19(b)		5,000	4,906,250
Serena Software, Inc. 10.375%, 3/15/16		419	429,475
SunGard Data Systems, Inc. 7.625%, 11/15/20		4,000	4,100,000
10.25%, 8/15/15		974	1,010,525
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	1,661,920

			91,124,648

Transportation - Airlines – 0.3%
Air Canada 12.00%, 2/01/16(b)		2,850	2,693,250
American Airlines, Inc. 10.50%, 10/15/12		1,909	1,870,820
AMR Corp. 9.00%, 8/01/12		849	766,222
Continental Airlines, Inc. 8.75%, 12/01/11		703	703,879
Delta Air Lines, Inc. 9.50%, 9/15/14(b)		1,164	1,233,840

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Northwest Airlines 2000-1 Class G Pass Through Trust 7.15%, 10/01/19	U.S.$	1,007	$971,590
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		2,162	2,151,160

			10,390,761

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17		813	813,000

Transportation - Services – 0.9%
America West Airlines 1999-1 Pass Through Trust Series 991G 7.93%, 1/02/19		1,889	1,823,338
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.625%, 5/15/14		267	269,002
7.75%, 5/15/16		5,088	5,138,880
EC Finance PLC 9.75%, 8/01/17(b)	EUR	148	182,261
Hapag-Lloyd AG 9.75%, 10/15/17(b)	U.S.$	2,250	1,777,500
Hertz Corp. (The) 6.75%, 4/15/19		3,288	3,353,760
7.375%, 1/15/21		2,950	3,031,125
7.50%, 10/15/18		1,900	1,980,750
8.875%, 1/01/14		307	310,070
Oshkosh Corp. 8.50%, 3/01/20		3,500	3,605,000
Overseas Shipholding Group, Inc. 8.125%, 3/30/18(a)		2,250	1,777,500
Stena AB 5.875%, 2/01/19(b)	EUR	2,000	2,296,942
7.875%, 3/15/20(b)		1,000	1,231,493
Swift Services Holdings, Inc. 10.00%, 11/15/18	U.S.$	1,920	1,987,200
Western Express, Inc. 12.50%, 4/15/15(a)(b)		2,000	1,200,000

			29,964,821

			1,314,620,468

Financial Institutions – 3.7%
Banking – 1.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	5,396	5,230,245
Deutsche Bank AG/London 5.50%, 9/02/15(b)	UAH	22,400	2,171,841

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dresdner Funding Trust I 8.151%, 6/30/31(b)	U.S.$	2,000	$1,560,000
HBOS Capital Funding LP 6.071%, 6/30/14(b)		1,840	1,288,000
HT1 Funding GmbH 6.352%, 6/30/17	EUR	2,700	2,278,954
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	7,550	6,191,000
Regions Bank/Birmingham AL 6.45%, 6/26/37		2,800	2,324,000
Regions Financing Trust II 6.625%, 5/15/47		1,500	1,222,500
Resona Preferred Global Securities Cayman Ltd. 7.191%, 7/30/15(b)		6,300	6,111,725
SNS Bank NV 11.25%, 11/27/19(b)	EUR	1,001	914,155
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)		5,000	6,745,537
UT2 Funding PLC 5.321%, 6/30/16		1,293	1,252,387

			37,290,344

Brokerage – 0.3%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	5,335	5,401,688
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(d)		1,600	412,000
Series G 4.80%, 3/13/14(d)		1,800	445,500
Nuveen Investments, Inc. 10.50%, 11/15/15		3,845	3,845,000

			10,104,188

Finance – 0.8%
AGFC Capital Trust I 6.00%, 1/15/67(b)		4,000	1,800,000
Ally Financial, Inc. 8.00%, 11/01/31		2,404	2,397,990
Series 8 6.75%, 12/01/14		2,590	2,615,900
CIT Group, Inc. 7.00%, 5/01/15-5/01/17		2	1,730
7.00%, 5/04/15-5/02/17(b)		5,463	5,452,948
ILFC E-Capital Trust II 6.25%, 12/21/65(b)		1,500	1,087,500
International Lease Finance Corp. 6.375%, 3/25/13		1,750	1,754,375

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

iStar Financial, Inc. Series B 5.70%, 3/01/14	U.S.$	4,800	$3,984,000
Provident Funding Associates LP/PFG Finance Corp. 10.125%, 2/15/19(b)		1,703	1,566,760
Residential Capital LLC 9.625%, 5/15/15		6,082	5,291,340
Springleaf Finance Corp. 6.90%, 12/15/17		2,000	1,525,000

			27,477,543

Insurance – 0.7%
Genworth Financial, Inc. 6.15%, 11/15/66		2,535	1,432,275
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		3,000	3,045,000
ING Capital Funding Trust III Series 9 3.969%, 12/31/11(c)		2,000	1,694,448
ING Groep NV 5.775%, 12/08/15		3,840	3,043,200
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		4,548	4,138,680
MBIA Insurance Corp. 14.00%, 1/15/33(b)		4,920	2,410,800
XL Group PLC Series E 6.50%, 4/15/17		7,000	5,880,000

			21,644,403

Other Finance – 0.6%
FTI Consulting, Inc. 6.75%, 10/01/20		3,150	3,181,500
Harbinger Group, Inc. 10.625%, 11/15/15		2,370	2,375,925
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		4,050	4,120,875
iPayment Holdings, Inc. 15.00%, 11/15/18(b)(e)		2,952	2,892,960
iPayment, Inc. 10.25%, 5/15/18(b)		5,082	4,897,777
Renaissance Capital LLC Via Renaissance Consumer Funding Ltd. 13.00%, 4/01/13(b)		1,000	943,750

			18,412,787

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
DDR Corp. 7.875%, 9/01/20	U.S.$	3,100	$3,355,446

			118,284,711

Utility – 2.6%
Electric – 1.7%
AES Corp. (The) 7.375%, 7/01/21(b)		1,050	1,123,500
7.75%, 3/01/14		1,196	1,285,700
8.00%, 10/15/17		2,860	3,138,850
Calpine Corp. 7.25%, 10/15/17(b)		3,300	3,432,000
7.875%, 7/31/20-1/15/23(b)		5,500	5,855,000
Dynegy Holdings, Inc. 8.375%, 5/01/16(a)		5,641	3,751,265
Edison Mission Energy 7.00%, 5/15/17		3,948	2,763,600
7.50%, 6/15/13(a)		1,562	1,499,520
7.75%, 6/15/16(a)		1,447	1,110,572
Energy Future Holdings Corp. 10.00%, 1/15/20(h)		2,524	2,637,580
10.875%, 11/01/17		411	347,295
Series Q 6.50%, 11/15/24		2,007	832,905
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		1,072	1,125,600
GenOn Americas Generation LLC 8.50%, 10/01/21		3,255	3,189,900
GenOn Energy, Inc. 7.875%, 6/15/17		1,543	1,566,145
9.50%, 10/15/18(a)		4,000	4,220,000
Intergen NV 8.50%, 6/30/17(b)	EUR	1,000	1,380,241
NRG Energy, Inc. 7.375%, 1/15/17	U.S.$	1,475	1,535,844
7.875%, 5/15/21(b)		3,195	3,226,950
8.25%, 9/01/20		1,800	1,863,000
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		4,375	4,221,875
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		2,679	2,303,940
Series A 10.25%, 11/01/15(a)		2,804	1,093,560

			53,504,842

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.9%
El Paso Corp. Series G 7.375%, 12/15/12	U.S.$	204	$214,038
7.75%, 1/15/32		5,548	6,394,070
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,609	1,665,315
Inergy LP/Inergy Finance Corp. 6.875%, 8/01/21		6,050	5,913,875
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		745	761,763
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		6,975	7,201,687
Sabine Pass LNG LP 7.50%, 11/30/16		4,900	4,851,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21(b)		3,250	3,209,375

			30,211,123

			83,715,965

Total Corporates – Non-Investment Grades (cost $1,543,706,433)			1,516,621,144

CORPORATES - INVESTMENT GRADES – 9.8%
Financial Institutions – 5.3%
Banking – 2.3%
American Express Co. 6.80%, 9/01/66		4,555	4,509,450
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/36(b)		3,500	2,467,500
Banco do Brasil SA/Cayman 8.50%, 10/20/20(b)		2,200	2,574,000
Banco Santander Chile 6.50%, 9/22/20(b)	CLP	2,367,500	4,759,644
Barclays Bank PLC 4.875%, 12/15/14	EUR	1,500	1,369,863
5.926%, 12/15/16(b)	U.S.$	2,300	1,863,000
BBVA International Preferred SAU 4.952%, 9/20/16	EUR	3,100	2,959,734
5.919%, 4/18/17(a)	U.S.$	2,600	1,879,670
Series F 9.10%, 10/21/14	GBP	1,000	1,414,952
BNP Paribas Capital Trust IV 6.342%, 1/24/12	EUR	1,000	1,300,678

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16	U.S.$	5,750	$5,807,500
Countrywide Financial Corp. 6.25%, 5/15/16		505	493,426
Credit Agricole SA 6.637%, 5/31/17(b)		6,275	4,238,762
Danske Bank A/S 5.914%, 6/16/14(b)		2,185	1,857,250
Fortis Bank SA/NV 4.625%, 10/27/14(b)	EUR	1,000	961,671
Itau Unibanco Holding SA/Cayman Island 10.50%, 11/23/15(b)	BRL	2,100	1,281,880
Morgan Stanley 10.09%, 5/03/17(b)		5,230	2,772,142
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17	GBP	1,225	1,890,890
National Capital Trust II 5.486%, 3/23/15(b)	U.S.$	1,700	1,537,783
PNC Financial Services Group, Inc. 6.75%, 8/01/21		3,733	3,732,477
Royal Bank of Scotland PLC (The) Series 1 5.568%, 10/27/14(c)	AUD	3,500	3,096,290
Societe Generale SA 4.196%, 1/26/15	EUR	1,500	1,328,767
6.999%, 12/19/17		2,650	2,603,431
UBS AG/Jersey 4.28%, 4/15/15		4,000	4,267,154
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)	U.S.$	1,870	1,521,565
Unicredito Italiano Capital Trust III 4.028%, 10/27/15	EUR	4,700	3,511,831
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(b)	U.S.$	3,433	3,587,485
Wells Fargo & Co. Series K 7.98%, 3/15/18		4,700	5,029,000

			74,617,795

Brokerage – 0.2%
GFI Group, Inc. 8.375%, 7/19/18(b)		3,200	2,976,000
Jefferies Group, Inc. 6.875%, 4/15/21		2,482	2,391,948

			5,367,948

Finance – 0.3%
HSBC Finance Capital Trust IX 5.911%, 11/30/35		3,765	3,313,200

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SLM Corp. 5.125%, 8/27/12	U.S.$	999	$1,008,990
6.25%, 1/25/16		1,500	1,500,000
Series A 5.00%, 10/01/13		4,100	4,098,192

			9,920,382

Insurance – 2.1%
Allstate Corp. (The) 6.125%, 5/15/37		3,060	2,822,850
American International Group, Inc. 6.25%, 3/15/37		2,364	1,956,210
AON Corp. 8.205%, 1/01/27		2,495	2,905,986
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		2,723	2,001,405
Aviva PLC 4.729%, 11/28/14	EUR	6,000	6,371,938
Coventry Health Care, Inc. 5.875%, 1/15/12	U.S.$	664	669,065
5.95%, 3/15/17		1,415	1,589,839
Farmers Insurance Exchange 8.625%, 5/01/24(b)		3,000	3,676,152
Genworth Financial, Inc. 7.625%, 9/24/21		1,050	949,127
7.70%, 6/15/20		2,300	2,152,328
Hannover Finance Luxembourg SA 5.00%, 6/01/15	EUR	1,000	1,124,256
Lincoln National Corp. 6.05%, 4/20/67	U.S.$	4,415	3,885,200
8.75%, 7/01/19		604	736,937
MetLife, Inc. 10.75%, 8/01/39		3,495	4,613,400
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(b)		5,000	4,826,245
9.375%, 8/15/39(b)		2,040	2,502,960
QBE Capital Funding III Ltd. 7.25%, 5/24/41(b)		4,415	4,145,385
Standard Life PLC 5.314%, 1/06/15	EUR	1,000	1,106,960
Suncorp Metway Insurance Ltd. 6.75%, 10/06/26	AUD	500	451,011
Series 1 6.75%, 9/23/24		800	783,006
Swiss Re Capital I LP 6.854%, 5/25/16(b)	U.S.$	6,900	6,221,992
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,078,189

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Vero Insurance Ltd. 6.15%, 9/07/25	AUD	700	$656,838
WR Berkley Corp. 5.60%, 5/15/15	U.S.$	3,500	3,705,233
ZFS Finance USA Trust V 6.50%, 5/09/37(b)		3,010	2,784,250

			65,716,762

Other Finance – 0.3%
Aviation Capital Group Corp. 6.75%, 4/06/21(b)		2,950	2,840,585
7.125%, 10/15/20(b)		3,872	3,747,895
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(b)		840	982,798
ORIX Corp. 5.48%, 11/22/11		3,000	3,006,894
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	6,767	220,803

			10,798,975

REITS – 0.1%
Entertainment Properties Trust 7.75%, 7/15/20	U.S.$	3,544	3,721,200
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		422	438,915

			4,160,115

			170,581,977

Industrial – 2.9%
Basic – 1.1%
ArcelorMittal 9.00%, 2/15/15		730	854,437
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,565	1,646,604
Basell Finance Co. BV 8.10%, 3/15/27(b)		2,420	2,758,800
Braskem Finance Ltd. 5.75%, 4/15/21(b)		200	200,000
7.00%, 5/07/20(b)		2,300	2,484,000
Commercial Metals Co. 6.50%, 7/15/17		2,100	2,088,910
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		1,466	1,568,620
Georgia-Pacific LLC 7.125%, 1/15/17(b)		517	548,263
8.875%, 5/15/31		1,800	2,610,779
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)(b)		1,747	1,886,760
Rhodia SA 6.875%, 9/15/20(b)		1,848	2,085,930

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southern Copper Corp. 7.50%, 7/27/35	U.S.$	1,500	$1,661,250
Teck Resources Ltd. 6.125%, 10/01/35		5,000	5,605,635
Usiminas Commercial Ltd. 7.25%, 1/18/18(b)		2,441	2,685,100
Vale Overseas Ltd. 5.625%, 9/15/19(a)		2,285	2,465,362
6.875%, 11/21/36		3,495	3,997,584

			35,148,034

Capital Goods – 0.2%
Owens Corning 6.50%, 12/01/16		355	382,556
7.00%, 12/01/36		4,450	4,528,565

			4,911,121

Communications - Media – 0.2%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,593,827
News America, Inc. 6.40%, 12/15/35		1,000	1,124,978

			4,718,805

Communications - Telecommunications – 0.1%
Qwest Corp. 6.875%, 9/15/33		1,500	1,490,625
7.625%, 6/15/15		1,590	1,764,900

			3,255,525

Consumer Cyclical - Retailers – 0.3%
CVS Caremark Corp. 6.302%, 6/01/37		4,250	4,127,812
Macy’s Retail Holdings, Inc. 6.375%, 3/15/37		3,500	3,874,399
QVC, Inc. 7.50%, 10/01/19(b)		2,400	2,610,000

			10,612,211

Consumer Non-Cyclical – 0.0%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	406,124
Whirlpool Corp. 8.60%, 5/01/14		190	215,305

			621,429

Energy – 0.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16		2,683	3,083,349
8.70%, 3/15/19		2,000	2,610,148

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Petrohawk Energy Corp. 7.25%, 8/15/18	U.S.$	6,400	$7,328,000
Pride International, Inc. 6.875%, 8/15/20		1,327	1,601,105
TNK-BP Finance SA 7.25%, 2/02/20(b)		360	396,900
7.50%, 7/18/16(b)		4,708	5,190,570
Transocean, Inc. 6.80%, 3/15/38		1,916	2,122,706
7.50%, 4/15/31		1,800	1,971,553
Williams Cos., Inc. (The) 7.875%, 9/01/21		74	93,485

			24,397,816

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(b)		2,368	2,320,640
8.50%, 5/30/13(b)		2,103	2,250,210

			4,570,850

Services – 0.1%
Expedia, Inc. 8.50%, 7/01/16		1,750	1,929,107

Technology – 0.0%
Motorola Solutions, Inc. 7.50%, 5/15/25		325	378,813

Transportation - Airlines – 0.0%
Delta Air Lines 2007-1 Class A Pass Through Trust Series 071A 6.821%, 8/10/22		1,113	1,124,466

			91,668,177

Non Corporate Sectors – 0.9%
Agencies - Not Government Guaranteed – 0.9%
AK Transneft OJSC Via TransCapitalInvest Ltd. 5.67%, 3/05/14(b)		869	913,536
7.70%, 8/07/13(b)		3,477	3,761,193
8.70%, 8/07/18(a)(b)		1,219	1,490,228
Ecopetrol SA 7.625%, 7/23/19		1,722	2,054,346
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)		2,825	3,040,406
6.51%, 3/07/22(b)		9,473	9,946,650
9.25%, 4/23/19(b)		7,353	9,108,896

			30,315,255

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.7%
Electric – 0.3%
Dominion Resources, Inc./VA 7.50%, 6/30/66	U.S.$	4,100	$4,305,000
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(b)		1,739	2,025,935
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,000	2,513,856
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		1,000	1,067,517

			9,912,308

Natural Gas – 0.4%
Enterprise Products Operating LLC Series H 6.65%, 10/15/34		1,500	1,819,016
Source Gas LLC 5.90%, 4/01/17(b)		3,000	3,096,993
Southern Union Co. 7.60%, 2/01/24		3,200	3,769,091
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,547,935

			11,233,035

			21,145,343

Total Corporates – Investment Grades (cost $298,346,954)			313,710,752

EMERGING MARKETS - SOVEREIGNS – 4.7%
Argentina – 1.5%
Argentina Bonos 7.00%, 10/03/15(a)		21,871	19,315,915
7.82%, 12/31/33	EUR	6,824	5,925,322
Series NY 2.50%, 12/31/38(a)(i)	U.S.$	14,680	5,468,300
8.28%, 12/31/33		1,816	1,411,817
Series X 7.00%, 4/17/17		18,150	14,717,633

			46,838,987

Dominican Republic – 0.5%
Dominican Republic International Bond 8.625%, 4/20/27(b)		14,203	15,055,180

El Salvador – 0.5%
El Salvador 7.375%, 12/01/19(b)		1,495	1,629,550
7.625%, 9/21/34(b)		872	963,560

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.65%, 6/15/35(b)	U.S.$	11,545	$11,718,175
7.75%, 1/24/23(b)		700	763,000

			15,074,285

Gabon – 0.1%
Gabonese Republic 8.20%, 12/12/17(b)		3,208	3,689,200

Ghana – 0.1%
Republic of Ghana 8.50%, 10/04/17(b)		4,524	5,044,910

Indonesia – 0.1%
Republic of Indonesia 8.50%, 10/12/35(b)		1,645	2,381,138

Jamaica – 0.1%
Republic of Jamaica 8.00%, 6/24/19		2,207	2,251,140

Serbia & Montenegro – 0.3%
Republic of Serbia 6.75%, 11/01/24(b)		1,693	1,678,087
7.25%, 9/28/21(b)		6,418	6,594,495

			8,272,582

Turkey – 0.1%
Republic of Turkey 7.00%, 6/05/20		300	345,375
7.375%, 2/05/25		1,649	1,958,188

			2,303,563

Ukraine – 0.3%
Ukraine Government International Bond 6.385%, 6/26/12(b)		750	735,623
6.58%, 11/21/16(b)		2,441	2,282,335
7.65%, 6/11/13(b)		4,498	4,419,285
Ukraine-Recap Linked Note 5.50%, 9/02/15(b)	UAH	21,600	2,091,576

			9,528,819

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)(b)	U.S.$	7,645	8,065,475

Uruguay – 0.2%
Republica Orient Uruguay 6.875%, 9/28/25		4,272	5,382,720
7.625%, 3/21/36		550	726,000
7.875%, 1/15/33(e)		1,377	1,859,529

			7,968,249

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.7%
Republic of Venezuela 7.65%, 4/21/25	U.S.$	38,000	$23,655,000

Total Emerging Markets - Sovereigns (cost $128,744,365)			150,128,528

EMERGING MARKETS - CORPORATE BONDS – 4.0%
Industrial – 3.5%
Basic – 0.9%
Evraz Group SA 8.25%, 11/10/15(b)		1,289	1,338,949
9.50%, 4/24/18(b)		5,066	5,471,280
Novelis, Inc./GA 8.75%, 12/15/20		7,000	7,630,000
PE Paper Escrow GmbH 12.00%, 8/01/14(b)		791	858,235
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(b)		1,570	1,683,825
Vedanta Resources PLC 8.75%, 1/15/14(b)		4,299	4,299,000
9.50%, 7/18/18(a)(b)		1,900	1,824,000
Winsway Coking Coal Holding Ltd. 8.50%, 4/08/16(b)		5,109	4,419,285

			27,524,574

Communications - Media – 0.3%
Central European Media Enterprises Ltd. 11.625%, 9/15/16(b)	EUR	2,895	3,685,346
Cet 21 Spol.S R.O. 9.00%, 11/01/17(b)		121	174,962
Columbus International, Inc. 11.50%, 11/20/14(b)	U.S.$	6,622	6,853,770
European Media Capital SA 10.00%, 2/01/15(j)		537	445,434

			11,159,512

Communications - Telecommunications – 0.4%
MTS International Funding Ltd. 8.625%, 6/22/20(b)		4,400	4,807,000
Pacnet Ltd. 9.25%, 11/09/15(b)		3,088	2,748,320
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(b)		3,250	3,436,875
VimpelCom Holdings BV 7.504%, 3/01/22(a)(b)		3,300	3,093,750

			14,085,945

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Country Garden Holdings Co. 11.125%, 2/23/18(b)	U.S.$	1,809	$1,610,010
MCE Finance Ltd. 10.25%, 5/15/18(a)		4,895	5,139,750
Peermont Global Pty Ltd. 7.75%, 4/30/14(a)(b)	EUR	4,400	5,022,831

			11,772,591

Consumer Cyclical - Retailers – 0.1%
Edcon Holdings Pty Ltd. 7.028%, 6/15/15(b)(c)		2,434	2,492,265

Consumer Non-Cyclical – 0.5%
CEDC Finance Corp. International, Inc. 8.875%, 12/01/16(a)(b)		4,100	4,198,146
9.125%, 12/01/16(b)	U.S.$	1,150	828,000
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	2,826	3,734,371
JBS Finance II Ltd. 8.25%, 1/29/18(b)	U.S.$	4,750	4,393,750
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(b)		1,700	1,581,000

			14,735,267

Energy – 0.3%
Golden Close Maritime Corp., Ltd 11.00%, 12/09/15		3,200	3,328,953
MIE Holdings Corp. 9.75%, 5/12/16(b)		3,000	2,700,000
Zhaikmunai LLP 10.50%, 10/19/15(a)(b)		3,240	3,223,800

			9,252,753

Other Industrial – 0.3%
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		5,626	4,275,760
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		3,659	2,707,660
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(b)	EUR	2,487	2,684,068
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(b)		290	385,222

			10,052,710

Technology – 0.0%
STATS ChipPAC Ltd. 7.50%, 8/12/15(b)	U.S.$	688	729,280

Transportation - Airlines – 0.2%
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		5,659	5,743,885

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(b)	U.S.$	4,205	$3,283,710

			110,832,492

Financial Institutions – 0.5%
Banking – 0.2%
ATF Bank JSC 9.00%, 5/11/16(b)		1,008	967,680
Banco BMG SA 9.15%, 1/15/16(b)		1,300	1,274,000
Banco Cruzeiro do Sul SA/Brazil 8.875%, 9/22/20(b)		794	603,440
Bank CenterCredit 8.625%, 1/30/14(b)		2,734	2,742,476
Halyk Savings Bank of Kazakhstan JSC 7.25%, 1/28/21(b)		837	800,441
Renaissance Securities Trading Ltd. 11.00%, 4/21/16(b)		1,542	1,257,405

			7,645,442

Insurance – 0.1%
Stoneheath RE 3.523%, 12/23/11(c)		1,750	1,281,875

Other Finance – 0.2%
AES El Salvador Trust 6.75%, 2/01/16(b)		1,200	1,167,000
DTEK Finance BV 9.50%, 4/28/15(b)		4,574	4,580,266

			5,747,266

			14,674,583

Utility – 0.0%
Electric – 0.0%
Inkia Energy Ltd. 8.375%, 4/04/21(b)		1,337	1,360,505

Total Emerging Markets - Corporate Bonds (cost $134,422,536)			126,867,580

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.4%
Non-Agency Fixed Rate CMBS – 2.9%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class AM 5.772%, 2/10/51		6,665	6,083,315

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Banc of America Large Loan, Inc. Series 2009-UB1, Class A4B 5.614%, 6/24/50(b)	U.S.$	3,500	$3,241,718
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class AM 6.084%, 6/11/50		1,500	1,359,452
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.226%, 7/15/44		3,242	2,730,932
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		3,200	2,926,746
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		5,320	5,625,996
Series 2006-C4, Class AM 5.509%, 9/15/39		5,600	4,646,079
Goldman Sachs Mortgage Securities 5.475%, 8/10/44(b)		7,937	6,402,289
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class AM 5.855%, 6/12/43		670	626,603
Series 2007-CB19, Class AM 5.739%, 2/12/49		10,321	9,404,237
Series 2007-LD11, Class AM 5.817%, 6/15/49		5,105	4,102,291
Series 2007-LD12, Class AM 6.059%, 2/15/51		1,856	1,638,562
LB-UBS Commercial Mortgage Trust Series 2005-C2, Class AJ 5.205%, 4/15/30		2,475	2,428,977
Series 2007-C3, Class AM 5.942%, 7/15/44		4,390	3,874,759
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,700	2,285,850
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		10,100	9,054,347
Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42		1,417	1,280,529

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-IQ12, Class A4 5.332%, 12/15/43	U.S.$	7,100	$7,852,387
Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,876	7,568,300
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class AJ 5.154%, 7/15/42		1,810	1,684,690
Series 2006-C23, Class AM 5.466%, 1/15/45		2,400	2,435,990
Series 2006-C27, Class AM 5.795%, 7/15/45		2,000	1,943,452
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(b)		2,380	2,357,352

			91,554,853

Non-Agency Floating Rate CMBS – 0.5%
Bscms 2007-bba8 K Series 2007-BBA8, Class K 1.443%, 3/15/22(b)(c)		5,893	3,213,912
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.543%, 6/15/22(b)(c)		1,178	1,056,334
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM 6.167%, 9/15/45(c)		3,420	2,916,303
Lehman Brothers Series 2006-LLFA, Class E 0.533%, 9/15/21(b)(c)		1,347	1,158,671
Series 2006-LLFA, Class H 0.643%, 9/15/21(b)(c)		3,017	2,278,992
Series 2006-LLFA, Class K 1.043%, 9/15/21(b)(c)		953	634,300
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.643%, 9/15/21(b)(c)		3,111	1,967,443
Series 2006-WL7A, Class J 0.843%, 9/15/21(b)(c)		3,625	2,183,754
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.25%, 6/15/44(b)(h)		2,576	2,030,468

			17,440,177

Total Commercial Mortgage-Backed Securities (cost $105,202,083)			108,995,030

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.3%
Non-Agency Floating Rate – 2.4%
Bear Stearns Adjustable Rate Mortgage Trust Series 2007-2, Class 1A1 2.328%, 12/25/46(c)	U.S.$	3,562	$2,112,099
Citigroup Mortgage Loan Trust 2006-ar3 1a2a Series 2006-AR3, Class 1A2A 5.676%, 6/25/36(c)		9,428	7,780,999
Countrywide Alternative Loan Trust Series 2005-27, Class 2A3 1.79%, 8/25/35(c)		7,293	4,311,479
Series 2005-76, Class 2A1 1.23%, 2/25/36(c)		1,245	782,109
Series 2007-7T2, Class A3 0.845%, 4/25/37(c)		6,059	3,226,012
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.845%, 8/25/37(c)		2,841	2,121,628
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.465%, 6/25/37(c)		4,321	2,709,969
Harborview Mortgage Loan Trust Series 2005-7, Class 1A1 3.20%, 6/19/45(c)		7,154	3,826,842
Series 2007-4, Class 2A1 0.464%, 7/19/47(c)		11,043	6,740,745
Indymac Index Mortgage Loan Trust Series 2006-AR37, Class 2A1 5.384%, 2/25/37(c)		2,722	1,725,571
Lehman XS Trust Series 2007-15N, Class 4A1 1.145%, 8/25/47(c)		1,482	783,379
Series 2007-4N, Class 3A2A 0.98%, 3/25/47(c)		6,770	3,781,734
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.458%, 9/25/35(c)		6,551	5,763,090
Series 2006-9, Class 4A1 5.841%, 10/25/36(c)		4,049	2,668,893
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.73%, 8/25/47(c)		9,314	5,223,036

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A 1.15%, 9/25/46(c)	U.S.$	5,332	$2,611,698
Series 2006-AR3, Class A1A 1.23%, 2/25/46(c)		1,943	1,348,577
Series 2006-AR5, Class A1A 1.22%, 6/25/46(c)		2,446	1,619,745
Series 2007-HY3, Class 4A1 2.616%, 3/25/37(c)		8,353	6,545,651
Series 2007-OA3, Class 2A1A 0.99%, 4/25/47(c)		2,656	1,662,735
Series 2007-OA4, Class A1A 0.99%, 4/25/47(c)		1,961	959,233
Series 2007-OA5, Class 1A 0.98%, 6/25/47(c)		15,622	8,830,365

			77,135,589

Non-Agency Fixed Rate – 0.8%
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,542	951,944
Citimortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		4,008	2,871,801
Countrywide Alternative Loan Trust Series 2006-42, Class 1A6 6.00%, 1/25/47		3,157	1,871,253
Series 2006-J1, Class 1A10 5.50%, 2/25/36		5,400	3,684,853
Series 2006-J5, Class 1A1 6.50%, 9/25/36		2,938	1,931,063
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		2,375	1,726,384
First Horizon Alternative Mortgage Pass Through Certificates Series 2006-FA1, Class 1A3 5.75%, 4/25/36		4,774	3,405,010
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 6.081%, 9/25/36		3,346	1,912,725
Series 2006-7, Class A4 6.171%, 9/25/36		3,208	1,815,101
Series 2006-9, Class A4 5.986%, 10/25/36		3,608	2,083,383
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		4,185	2,865,161

			25,118,678

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency ARMs – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.69%, 3/25/36(c)	U.S.$	4,156	$2,624,471

Total Collateralized Mortgage Obligations (cost $114,887,023)			104,878,738

GOVERNMENTS - TREASURIES – 2.9%
Brazil – 1.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14-1/01/17	BRL	41,980	23,984,122
Republic of Brazil 10.25%, 1/10/28		2,649	1,728,095
12.50%, 1/05/16-1/05/22		29,509	21,256,900

			46,969,117

Colombia – 0.2%
Republic of Colombia 7.75%, 4/14/21	COP	12,390,000	7,793,217

Hungary – 0.4%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	1,175,500	5,151,387
Series 15/A 8.00%, 2/12/15		509,090	2,353,002
Series 16/C 5.50%, 2/12/16		1,131,580	4,798,452

			12,302,841

South Africa – 0.6%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	2,160,810
Series R207 7.25%, 1/15/20		120,490	14,657,327
Series R208 6.75%, 3/31/21		21,565	2,516,726

			19,334,863

United States – 0.2%
U.S. Treasury Notes 1.25%, 2/15/14(k)	U.S.$	7,000	7,148,750

Total Governments – Treasuries (cost $86,211,838)			93,548,788

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 2.5%
Quasi-Sovereign Bonds – 2.5%
Indonesia – 0.2%
Majapahit Holding BV 7.875%, 6/29/37(b)	U.S.$	5,600	$6,580,000

Kazakhstan – 0.8%
Intergas Finance BV 6.375%, 5/14/17(b)		8,000	8,540,000
KazMunayGas National Co. 7.00%, 5/05/20(b)		3,746	4,101,870
9.125%, 7/02/18(b)		3,812	4,612,520
11.75%, 1/23/15(a)(b)		5,900	7,168,500

			24,422,890

Philippines – 0.1%
Power Sector Assets & Liabilities Management Corp. 7.25%, 5/27/19(b)		950	1,128,125

Russia – 1.1%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		17,519	18,154,064
7.125%, 1/14/14(b)		4,785	5,036,212
7.75%, 5/29/18(b)		11,479	12,669,946

			35,860,222

Trinidad & Tobago – 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)		3,650	4,244,111

Ukraine – 0.2%
NAK Naftogaz Ukraine 9.50%, 9/30/14		5,978	5,888,330
Ukreximbank Via Biz Finance PLC 8.375%, 4/27/15(b)		1,620	1,522,800

			7,411,130

Total Quasi-Sovereigns (cost $67,856,950)			79,646,478

BANK LOANS – 2.4%
Industrial – 2.1%
Basic – 0.2%
Ineos US Finance LLC 7.50%, 12/16/13(c)		70	71,732
8.00%, 12/16/14(c)		80	82,455
NewPage Corporation 8.00%, 3/08/13(c)		5,700	5,718,981

			5,873,168

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Anchor Glass Container Corporation 6.00%, 3/02/16(c)	U.S.$	552	$546,557
Graphic Packaging International, Inc. 3.12%-3.16%, 5/16/14(c)		178	177,521
Harbor Freight Tools USA, Inc./Central Purchasing LLC 6.50%, 12/22/17(c)		6,105	6,044,381
Hawker Beechcraft Acquisition Company LLC 2.37%, 3/26/14(c)		72	53,182
10.50%, 3/26/14(c)		2,766	2,288,689

			9,110,330

Communications - Media – 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.50%, 7/03/14(c)		904	780,646
Charter Communications Operating, LLC 2.25%, 3/06/14(c)		27	26,612
7.25%, 3/06/14(c)		34	33,573
Clear Channel Communications, Inc. 3.90%, 1/29/16(c)		163	127,682
Intelsat Jackson Holdings S.A. (fka Intelsat Jackson Holdings, Ltd.) 5.25%, 4/02/18(c)		2,488	2,465,734
Univision Communications, Inc. 4.50%, 3/31/17(c)		2,323	2,107,017
WideOpenWest Finance, LLC 2.74%-4.75%, 6/30/14(c)		971	919,101

			6,460,365

Consumer Cyclical - Automotive – 0.1%
Allison Transmission, Inc. 2.75%, 8/07/14(c)		932	900,214
Federal-Mogul Corporation 2.18%-2.19%, 12/29/14(c)		1,301	1,225,887
2.18%-2.19%, 12/28/15(c)		664	625,452

			2,751,553

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations, Inc. 6.00%, 11/30/16(c)		2,481	2,454,899
Las Vegas Sands LLC 2.84%, 11/23/16(c)		321	308,516

			2,763,415

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.) 3.24%-3.42%, 1/28/15(c)	U.S.$	601	$528,000
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(c)		265	264,338
Harrah’s Las Vegas Propco, LLC 3.23%, 2/13/13(c)		3,725	2,844,037

			3,636,375

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 6.25%, 2/23/17(c)		741	723,753
Rite Aid Corporation 2.00%, 6/04/14(c)		962	911,518

			1,635,271

Consumer Non-Cyclical – 0.3%
CityCenter Holdings, LLC 7.50%, 1/21/15(c)		300	298,350
ConvaTec Inc. 5.75%, 12/22/16(c)		1,241	1,212,711
Grifols Inc. 5.50%, 6/01/16(c)		500	497,915
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.75%, 7/11/14(c)		1,983	1,675,634
Immucor, Inc. 7.25%, 8/19/18(c)		5,000	5,018,750
U.S. Foodservice, Inc. 2.74%-2.75%, 7/03/14(c)		992	916,154

			9,619,514

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(c)		1,876	1,897,696

Other Industrial – 0.2%
Gavilon Group LLC, The 6.00%, 12/06/16(c)		361	355,372
Kinetic Concepts Inc. (Chiron Merger Sub Inc.) 4/20/18(I)		2,850	2,859,975
Metaldyne LLC 5.25%, 5/18/17(c)		2,975	2,934,094

			6,149,441

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Services – 0.2%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(c)	U.S.$	993	$982,575
Aveta, Inc. 8.50%, 4/14/15(c)		204	200,764
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.74%-2.75%, 5/08/14(c)		1,724	1,592,960
Global Cash Access, Inc. 7.00%, 3/01/16(c)		597	587,221
Realogy Corporation 3.27%, 10/10/13(c)		5,237	4,888,561
Sabre, Inc. 2.25%-2.43%, 9/30/14(c)		490	428,587
ServiceMaster Co., (The) 2.75%, 7/24/14(c)		18	16,901
2.75%-2.83%, 7/24/14(c)		178	169,714

			8,867,283

Technology – 0.2%
Avaya, Inc. 3.06%, 10/24/14(c)		195	185,203
4.81%, 10/26/17(c)		391	356,239
First Data Corporation 2.99%, 9/24/14(c)		651	601,558
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(c)		5,000	4,500,000
SunGard Data Systems, Inc. (Solar Capital Corp.) 3.89%-3.94%, 2/28/16(c)		351	346,686
Syniverse Holdings, Inc. 5.25%, 12/21/17(c)		993	990,842

			6,980,528

Transportation - Services – 0.0%
Swift Transportation Co., LLC 6.00%, 12/21/16(c)		384	383,435

			66,128,374

Financial Institutions – 0.2%
Finance – 0.2%
Delos Aircraft, Inc. 7.00%, 3/17/16(c)		106	106,430
International Lease Finance Corp. (Delos Aircraft, Inc.) 6.75%, 3/17/15(c)		144	144,547
iStar Financial, Inc. 7.00%, 6/30/14(c)		4,800	4,658,016

			4,908,993

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 0.0%
Asurion LLC (fka Asurion Corporation) 5.50%, 5/24/18(c)	U.S.$	980	$963,628

			5,872,621

Utility – 0.1%
Electric – 0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.75%, 11/01/13(c)		253	242,060
4.75%, 5/01/14(c)		1,000	907,500
Texas Competitive Electric Holdings Company LLC (TXU) 3.74%-3.81%, 10/10/14(c)		1,632	1,213,446

			2,363,006

Other Utility – 0.0%
Willbros United States Holdings, Inc. 9.50%, 6/30/14(c)		1,239	1,223,652

			3,586,658

Total Bank Loans (cost $76,723,485)			75,587,653

GOVERNMENTS - SOVEREIGN BONDS – 2.3%
Brazil – 0.1%
Republic of Brazil 8.25%, 1/20/34		2,022	2,947,065

Colombia – 0.4%
Republic of Colombia 7.375%, 3/18/19-9/18/37		10,130	13,691,725

Cote D’Ivoire – 0.5%
Ivory Coast Government International Bond 2.50%, 12/31/32(b)(d)(i)		30,379	16,480,607

Croatia – 0.3%
Republic of Croatia 6.625%, 7/14/20(b)		5,350	5,276,438
6.75%, 11/05/19(b)		3,280	3,280,000

			8,556,438

Iceland – 0.1%
Iceland Government International Bond 3.75%, 12/01/11	EUR	2,750	3,795,156

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lithuania – 0.2%
Republic of Lithuania 6.75%, 1/15/15(b)	U.S.$	3,815	$4,120,200
7.375%, 2/11/20(b)		2,202	2,449,725

			6,569,925

Panama – 0.3%
Republic of Panama 6.70%, 1/26/36		1,317	1,646,250
8.875%, 9/30/27		2,709	3,982,230
9.375%, 4/01/29		2,946	4,536,840

			10,165,320

Peru – 0.1%
Republic of Peru 8.75%, 11/21/33		2,738	4,127,535

Russia – 0.3%
Russia - Recap Linked Note 7.50%, 3/15/18	RUB	232,655	7,469,057

Total Governments - Sovereign Bonds (cost $66,398,456)			73,802,828

EMERGING MARKETS - TREASURIES – 1.6%
Colombia – 0.0%
Republic of Colombia 9.85%, 6/28/27	COP	1,391,000	1,054,916

Dominican Republic – 0.3%
Dominican Republic International Bond 16.00%, 7/10/20(b)	DOP	445,200	11,471,353

Egypt – 0.1%
Arab Republic of Egypt 8.75%, 7/18/12(b)	EGP	21,900	3,469,619

Indonesia – 0.6%
Indonesia Recap Linked Note 10.00%, 7/18/17	IDR	63,808,000	8,667,509
9.50%, 5/17/41		68,280,000	9,639,030

			18,306,539

Philippines – 0.2%
Republic of Philippines 6.25%, 1/14/36	PHP	280,000	6,403,190

Turkey – 0.4%
Turkey Government Bond 11.00%, 8/06/14	TRY	17,375	10,203,538

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

16.00%, 3/07/12	TRY	3,248	$1,873,223

			12,076,761

Total Emerging Markets – Treasuries (cost $52,984,034)			52,782,378

		Shares
PREFERRED STOCKS – 1.1%
Financial Institutions – 0.7%
Banking – 0.4%
Capital One Capital II 7.50%		130,000	3,269,500
Citigroup Capital XIII 7.875%(h)		94,000	2,531,420
Santander Finance Preferred SA Unipersonal 6.80%		67,000	1,563,780
Zions Bancorporation 9.50%		196,500	5,085,420

			12,450,120

Finance – 0.3%
Ally Financial, Inc. 7.00%(b)		479	357,229
8.50%		118,000	2,289,082
Citigroup Capital XII 8.50%		237,000	6,067,200

			8,713,511

REITS – 0.0%
Sovereign Real Estate Investment Trust 12.00%(b)		501	539,718

			21,703,349

Industrial – 0.4%
Communications - Telecommunications – 0.2%
Centaur Funding Corp. 9.08%(b)		6,280	7,259,287

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 10.00%		51,000	5,727,963

			12,987,250

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		11,250	24,075

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Federal National Mortgage Association 8.25%(m)		51,350	$100,646

			124,721

Total Preferred Stocks (cost $35,428,881)			34,815,320

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.7%
Home Equity Loans - Fixed Rate – 0.5%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	2,108	1,216,547
Series 2006-1, Class AF6 5.526%, 7/25/36		2,609	2,054,206
Series 2006-15, Class A6 5.826%, 10/25/46		2,271	1,531,920
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,925	1,242,771
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	1,653,526
Series 2006-10, Class AF3 5.985%, 6/25/36		2,396	1,295,280
JP Morgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 5.552%, 1/25/37		1,750	984,754
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		3,400	2,740,146
Series 2007-6, Class 3A5 5.72%, 5/25/37		1,246	872,897
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		2,325	1,221,136
Series 2007-8XS, Class A2 6.00%, 4/25/37		2,213	1,454,565

			16,267,748

Home Equity Loans - Floating Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2007-S2, Class A1 0.385%, 5/25/37(c)		345	337,445
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(c)		4,700	2,345,017

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-CB3, Class A3
5.419%, 3/25/37(c)	U.S.$	2,147	$806,743
GSAA Home Equity Trust Series 2006-6, Class AF5 5.856%, 3/25/36(c)		1,390	626,642
GSAA Trust Series 2006-6, Class AF4 5.856%, 3/25/36(c)		1,853	835,536
HSBC Asset Loan Obligation Series 2007-WF1, Class A3 5.682%, 12/25/36(c)		3,564	1,480,570

			6,431,953

Other ABS - Fixed Rate – 0.0%
CW Capital Cobalt Ltd. Series 2006-C1, Class AMP1 5.501%, 8/15/48(b)		1,139	946,457

Total Asset-Backed Securities (cost $26,576,331)			23,646,158

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.5%
United States – 0.5%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 2007A 5.375%, 11/15/40		1,575	1,292,256
California GO 7.60%, 11/01/40		1,200	1,474,656
7.625%, 3/01/40		1,250	1,530,775
7.95%, 3/01/36		2,235	2,517,996
Illinois GO 7.35%, 7/01/35		4,120	4,583,665
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46		3,655	3,737,420

Total Local Governments - Municipal Bonds (cost $13,572,308)			15,136,768

SUPRANATIONALS – 0.3%
Eurasian Development Bank 7.375%, 9/29/14(b)		1,760	1,852,400
European Investment Bank Zero Coupon, 4/24/13(b)	IDR	82,770,270	8,289,650

Total Supranationals (cost $10,325,525)			10,142,050

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.3%
Argentina – 0.1%
Provincia de Cordoba 12.375%, 8/17/17(b)	U.S.$	4,226	$3,856,225

Colombia – 0.2%
Bogota Distrio Capital 9.75%, 7/26/28(b)	COP	6,665,000	4,812,144

Total Local Governments – Regional Bonds (cost $7,052,106)			8,668,369

INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Republica Orient Uruguay 3.70%, 6/26/37 (cost $2,392,520)	UYU	56,153	2,719,744

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Spain – 0.1%
Instituto de Credito Oficial 4.53%, 3/17/16 (cost $2,474,798)	CAD	2,700	2,430,826

		Contracts(n)
OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Dec 2011, Exercise Price: $108.00(m)		2,198	240,681
SPDR S&P 500 ETF Trust Expiration: Jan 2012, Exercise Price: $113.00(m)		1,690	458,835
SPDR S&P 500 ETF Trust Expiration: Jan 2012, Exercise Price: $114.00(m)		1,997	582,125

			1,281,641

		Contract Amount (000)
Options on Forward Contracts – 0.0%
EUR/USD Expiration: Nov 2011, Exercise Price: EUR 1.25(m)		90,100	1,372

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Portfolio of Investments

		Contract Amount (000)	U.S. $ Value

CNY/USD Expiration: Aug 2012, Exercise Price: CNY 7.00(m)	CNY	1,553,000	$644,181

			645,553

Total Options Purchased – Puts (cost $3,986,266)			1,927,194

		Shares
COMMON STOCKS – 0.0%
American Media Operations, Inc.(f)(g)		15,926	207,038
American Media, Inc.(g)(j)		10,382	0
AOT Bedding Super Holdings, LLC(f)(g)		43	0
Fairpoint Communications, Inc.(m)		3,825	20,540
Gallery Capital SA(g)(o)		202	252,500
Greektown Superholdings, Inc.(f)(g)(m)		541	35,165
Keystone Automotive Operations, Inc.(f)(m)		41,929	530,495
Magnachip Semiconductor(m)(o)		300	0
Merisant Co.(f)(g)(m)		999	0
Neenah Enterprises, Inc.(f)(g)(m)		49,578	285,074
U.S. Shipping Corp.(f)(g)		27,473	0

Total Common Stocks (cost $2,583,174)			1,330,812

WARRANTS – 0.0%
Alion Science And Technology Corp., expiring 11/01/14(b)(f)(g)(m)		1,050	0
Fairpoint Communications, Inc., expiring 1/24/18(f)(g)(m)		6,521	0
Magnachip Semiconductor, expiring 12/31/49(m)(o)		12,000	0
Quality Distribution LLC, QD Capital Corp., expiring 11/01/13(m)		50,562	569,328
Talon Equity Co. NV, expiring 11/24/15(f)(l)(m)		877	0

Total Warrants (cost $6)			569,328

SHORT-TERM INVESTMENTS – 15.4%
Investment Companies – 15.4%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.09%(p) (cost $494,457,559)		494,457,559	494,457,559

Total Investments – 102.8% (cost $3,274,333,631)			3,292,414,025
Other assets less liabilities – (2.8)%			(89,811,165)

Net Assets – 100.0%			$3,202,602,860

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Capital Inc.:
Euro settling 11/17/11	1,547	$2,133,572	$2,140,361	$6,789
Citibank:
Euro settling 11/17/11	1,015	1,398,265	1,403,678	5,413
Great British Pound settling 11/09/11	2,977	4,603,359	4,785,937	182,578
Norwegian Krone settling 11/22/11	175,779	31,276,846	31,531,608	254,762
Credit Suisse First Boston:
Chinese Yuan Renminbi settling 1/13/12(1)	218,234	33,666,517	34,314,078	647,561
Singapore Dollar settling 11/18/11	33,854	26,785,224	26,979,581	194,357
Deutsche Bank:
Mexican Peso settling 11/22/11	315,964	23,701,480	23,662,778	(38,702)
Goldman Sachs:
Brazilian Real settling 11/03/11(1)	63,055	35,785,796	36,716,503	930,707
Brazilian Real settling 11/03/11(1)	63,055	37,343,543	36,716,503	(627,040)
Russian Rubles settling 11/14/11(1)	172,050	5,484,263	5,661,214	176,951
Morgan Stanley & Co., Inc.:
Euro settling 11/17/11	8,153	11,547,081	11,279,881	(267,200)
Standard Chartered Bank:
Chinese Yuan Renminbi settling 1/13/12(1)	49,473	7,781,192	7,730,450	(50,742)
Chinese Yuan Renminbi settling 1/13/12(1)	97,307	15,296,261	15,204,879	(91,382)
Chinese Yuan Renminbi settling 1/13/12(1)	70,944	11,189,954	11,085,511	(104,443)
Malaysian Ringgit settling 11/21/11	40,121	12,868,372	13,026,175	157,803
South Korean Won settling 11/10/11	35,208,918	32,531,569	31,750,654	(780,915)

Sale Contracts
Barclays Capital Inc.:
Australian Dollar settling 11/28/11	4,660	4,843,957	4,895,572	(51,615)
Brown Brothers Harriman & Co.:
Euro settling 11/15/11	1,750	2,425,518	2,421,130	4,388
Citibank:
Euro settling 11/17/11	5,848	8,312,356	8,090,201	222,155
South African Rand settling 11/21/11	141,161	17,462,605	17,737,925	(275,320)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2011	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston:
Colombian Peso settling 11/15/11(1)	14,654,708	$7,698,822	$7,852,681	$(153,859)
Goldman Sachs:
Brazilian Real settling 11/03/11(1)	63,055	37,343,543	36,716,503	627,040
Brazilian Real settling 11/03/11(1)	63,055	34,740,811	36,716,503	(1,975,692)
Brazilian Real settling 12/02/11(1)	63,055	35,555,753	36,437,199	(881,446)
JPMorgan Chase Bank:
Euro settling 11/17/11	7,762	10,656,184	10,738,992	(82,808)
Morgan Stanley & Co., Inc.:
Indonesian Rupiah settling 11/21/11	234,647,570	26,498,879	26,462,368	36,511
Royal Bank of Canada:
Great British Pound settling 11/09/11	18,270	28,207,629	29,373,487	(1,165,858)
Royal Bank of Scotland:
Canadian Dollar settling 11/30/11	8,719	8,620,175	8,742,125	(121,950)
Euro settling 11/17/11	157,109	215,736,811	217,356,279	(1,619,468)
Hungarian Forint settling 11/21/11	2,557,737	11,673,833	11,575,672	98,161
Standard Chartered Bank:
Chinese Yuan Renminbi settling 1/13/12(1)	70,944	11,194,368	11,154,941	39,427
Chinese Yuan Renminbi settling 1/13/12(1)	49,685	7,828,679	7,812,184	16,495
Chinese Yuan Renminbi settling 1/13/12(1)	97,605	15,351,539	15,346,953	4,586
South Korean Won settling 11/10/11	35,116,618	29,447,897	31,667,420	(2,219,523)
UBS Securities LLC:
Great British Pound settling 11/09/11	959	1,512,006	1,541,773	(29,767)

				$ (6,932,046)

(1)	Contract represents a non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put-CDX NAHY-17 5 Year Index	Morgan Stanley	Sell	86%	1/18/12	$29,000	$848,250	$(417,600)
Put-CDX NAHY-17 5 Year Index	Morgan Stanley	Sell	86	1/18/12	33,900	976,320	(488,160)
Put-CDX NAHY-17 5 Year Index	Morgan Stanley	Sell	84	12/21/11	29,000	759,800	(192,850)

							$ (1,098,610)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	$315,000	9/13/16	1.14%	3 Month LIBOR	$1,836,652
JPMorgan Chase Bank	232,470	9/13/18	3 Month LIBOR	1.64%	(2,609,711)
Morgan Stanley	316,350	8/15/16	1.27%	3 Month LIBOR	(783,834)
Morgan Stanley	234,100	8/15/18	3 Month LIBOR	1.88%	1,833,028

					$276,135

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE, SOVEREIGN ISSUES AND INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2011	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Capital Inc.:
Liz Claiborne, Inc., 5% 7/8/13, 12/20/13*	(5.00)%	4.21%		$1,090	$(23,647)	$(21,800)	$(45,447)
The McClatchy Company, 5.75% 9/1/17, 12/20/13*	(5.00)	10.39		1,090	99,122	(40,875)	58,247
Citibank:
Venezuela Government International Bond, 9.25% 9/15/27, 3/20/16*	(5.00)	9.54		24,500	3,353,182	(5,260,150)	(1,906,968)
Goldman Sachs:
CDX NAHY-11 5 Yr Index, 12/20/13*	—	102.38		11,363	7,735,235	(6,341,870)	1,393,365
JPMorgan Chase Bank, NA:
Fiat SpA, 6.625% 2/15/13, 12/20/16*	(5.00)	8.64		3,250	405,693	(511,875)	(106,182)
MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	9.56		2,180	168,208	(228,900)	(60,692)
Republic of Iceland 4.375% 3/10/14, 12/20/11*	(10.50)	2.24	EUR	2,750	(91,111)	—	(91,111)

Sale Contracts:
Bank of America:
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	9.31		$4,500	(587,365)	303,750	(283,615)
Barclays Capital Inc.:
Alcatel-Lucent USA Inc., 6.5% 1/15/28, 6/20/16*	5.00	6.66		5,000	(269,779)	(277,983)	(547,762)
Amkor Technology, Inc., 9.25% 6/1/16, 6/20/16*	5.00	5.85		4,550	(115,618)	(172,964)	(288,582)

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Cablevision Systems Corp., 8% 4/15/12, 3/20/16*	5.00%	4.58%	$3,000	$64,495	$(297,151)	$(232,656)
CDX NAIG-15 5 Yr Index, 12/20/15*	1.00	5.76	3,000	(564,474)	367,450	(197,024)
Community Health Systems, Inc., 8.875% 7/15/15, 6/20/16*	5.00	7.41	4,650	(365,521)	151,125	(214,396)
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00	8.30	5,000	(531,589)	137,509	(394,080)
Levi Strauss & Co., 8.875% 4/1/16, 3/20/16*	5.00	5.88	1,500	(38,066)	(52,837)	(90,903)
NXP BV/NXP Funding LLC, 8.625% 10/15/15, 3/20/16*	5.00	7.44	3,010	(229,659)	(178,018)	(407,677)
Rite Aid Corporation, 7.7% 2/15/27, 3/20/12*	5.00	4.79	6,350	42,973	(82,488)	(39,515)
Citibank:
CDX NAHY-17 5 Yr Index, 12/20/16*	5.00	6.57	130,000	(7,204,167)	15,437,500	8,233,333
Ford Motor Co., 6.5% 8/1/18, 6/20/16*	5.00	3.66	6,200	369,671	(593,109)	(223,438)
Goodyear Tire & Rubber Co., 7% 3/15/28, 3/20/16*	5.00	5.55	2,000	(28,007)	(49,310)	(77,317)
Credit Suisse First Boston:
CDX NAHY Series 15 5 Yr Index, 12/20/15*	5.00	10.08	13,925	(2,243,569)	1,448,200	(795,369)
CDX NAHY Series 15 5 Yr Index, 12/20/15*	5.00	10.08	15,675	(2,523,349)	1,618,444	(904,905)
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	7.13	3,000	(200,033)	97,500	(102,533)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00%	4.83%	$4,600	$39,585	$(115,000)	$(75,415)
Wind Acquisition Finance S.A., 11% 12/1/15, 6/20/16*	5.00	8.95	7,500	(940,895)	(354,015)	(1,294,910)
Goldman Sachs:
CDX NAHY-15 3 Yr Index, 12/20/13*	5.00	26.04	32,500	(12,042,604)	6,375,230	(5,667,374)
CDX NAHY-17 5 Yr Index, 12/20/16*	5.00	6.57	32,800	(1,817,667)	3,936,000	2,118,333
CDX NAIG-15 5 Yr Index, 12/20/15*	1.00	5.76	5,600	(1,053,529)	745,500	(308,029)
Gazprom 8.625% 4/28/34, 11/20/11*	9.25	1.10	8,400	396,244	—	396,244
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	4.54	6,000	137,865	255,000	392,865
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00	6.43	6,470	(310,066)	194,100	(115,966)
VTB Bank 4.25% 2/15/16, 11/20/11*	11.50	1.82	4,400	256,948	—	256,948
JPMorgan Chase Bank, NA:
CDX NAHY-17 5 Yr Index, 12/20/16*	5.00	6.57	35,000	(1,742,708)	1,946,875	204,167
Morgan Stanley Capital Services Inc.:
AK Steel Holding Corporation, 7.625% 5/15/20, 3/20/16*	5.00	8.24	3,000	(301,406)	(48,863)	(350,269)
Boyd Gaming Corporation, 6.75% 4/15/14, 6/20/13*	5.00	6.47	3,100	(50,464)	(69,750)	(120,214)
CDX NAHY-17 5 Yr Index, 12/20/16*	5.00	6.57	33,400	(1,850,917)	3,966,250	2,115,333

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2011	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
RSHB, 7.175% 5/16/13, 11/20/13*	9.75%	1.76%	$5,400	$1,110,216	$—	$1,110,216

						$1,336,702

*	Termination Date.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2011
Barclays Capital Inc.	2,147	EUR	(1.00	)%*	6/30/12	$2,970,136
Barclays Capital Inc.	1,691	EUR	(0.63	)%*	6/30/12	2,338,901
Barclays Capital Inc.	3,350	EUR	(0.25	)%*	6/30/12	4,635,234
Barclays Capital Inc.†	1,656	USD	(2.50	)%*	—	1,655,535
Barclays Capital Inc.†	1,560	USD	(2.25	)%*	—	1,558,028
Barclays Capital Inc.†	1,161	USD	(2.00	)%*	—	1,159,775
Barclays Capital Inc.†	3,303	USD	(1.50	)%*	—	3,302,804
Barclays Capital Inc.†	3,598	USD	(1.13	)%*	—	3,596,851
Barclays Capital Inc.†	3,603	USD	(1.00	)%*	—	3,602,225
Barclays Capital Inc.†	1,715	USD	(1.00	)%*	—	1,714,519
Barclays Capital Inc.†	965	USD	(1.00	)%*	—	963,311
Barclays Capital Inc.†	336	USD	(1.00	)%*	—	335,843
Barclays Capital Inc.†	4,399	USD	(0.75	)%*	—	4,397,259
Barclays Capital Inc.†	2,073	USD	(0.75	)%*	—	2,071,377
Barclays Capital Inc.†	758	USD	(0.75	)%*	—	757,197
Barclays Capital Inc.†	2,388	USD	(0.63	)%*	—	2,388,146
Barclays Capital Inc.†	6,240	USD	(0.50	)%*	—	6,239,480
Barclays Capital Inc.†	3,483	USD	(0.38	)%*	—	3,483,002
Barclays Capital Inc.†	2,626	USD	(0.38	)%*	—	2,625,613
Barclays Capital Inc.†	4,829	USD	(0.25	)%*	—	4,829,119
Barclays Capital Inc.†	4,775	USD	(0.25	)%*	—	4,774,967
Barclays Capital Inc.†	2,748	USD	(0.25	)%*	—	2,747,424
Barclays Capital Inc.†	935	EUR	(0.25	)%*	—	1,293,319
Barclays Capital Inc.†	1,218	USD	(0.25	)%*	—	1,217,476
Barclays Capital Inc.†	941	EUR	(0.15	)%*	—	1,301,142
Barclays Capital Inc.†	770	USD	(0.13	)%*	—	769,909
Barclays Capital Inc.†	4,703	USD	0.00%		—	4,703,212
Barclays Capital Inc.†	1,118	USD	0.00%		—	1,118,250
ING Bank Amsterdam	4,033	USD	(0.38	)%*	6/30/12	4,032,351
ING Bank Amsterdam	2,043	EUR	(0.13	)%*	11/02/11	2,826,129
ING Bank Amsterdam	13,069	USD	0.00%		11/02/11	13,068,750
ING Bank Amsterdam	3,740	USD	0.00%		11/02/11	3,740,000
ING Bank Amsterdam†	1,755	USD	(4.50	)%*	—	1,753,623
ING Bank Amsterdam†	790	USD	(3.50	)%*	—	789,616
ING Bank Amsterdam†	975	USD	(3.00	)%*	—	974,887
ING Bank Amsterdam†	160	USD	(2.50	)%*	—	159,321
ING Bank Amsterdam†	1,903	USD	(1.50	)%*	—	1,902,408
ING Bank Amsterdam†	868	USD	(1.50	)%*	—	868,152

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2011
ING Bank Amsterdam†	4,858	USD	(1.00	)%*	—	$4,856,131
ING Bank Amsterdam†	523	USD	(0.88	)%*	—	522,348
ING Bank Amsterdam†	4,227	USD	(0.75	)%*	—	4,226,191
ING Bank Amsterdam†	2,087	USD	(0.75	)%*	—	2,087,356
ING Bank Amsterdam†	1,305	USD	(0.75	)%*	—	1,304,879
ING Bank Amsterdam†	1,268	USD	(0.75	)%*	—	1,267,315
ING Bank Amsterdam†	320	USD	(0.75	)%*	—	319,473
ING Bank Amsterdam†	3,105	USD	(0.50	)%*	—	3,104,741
ING Bank Amsterdam†	2,920	USD	(0.50	)%*	—	2,918,861
ING Bank Amsterdam†	1,504	USD	(0.50	)%*	—	1,503,798
ING Bank Amsterdam†	1,340	USD	(0.50	)%*	—	1,339,408
ING Bank Amsterdam†	391	USD	(0.50	)%*	—	390,647
ING Bank Amsterdam†	2,987	USD	(0.38	)%*	—	2,986,207
ING Bank Amsterdam†	452	USD	(0.38	)%*	—	451,403
ING Bank Amsterdam†	655	USD	(0.25	)%*	—	654,409
ING Bank Amsterdam†	600	USD	(0.13	)%*	—	599,960
ING Bank Amsterdam†	118	USD	(0.10	)%*	—	117,891
ING Bank Amsterdam†	2,539	USD	0.00%		—	2,538,625
ING Bank Amsterdam†	1,594	USD	0.00%		—	1,593,579
JPMorgan Chase Bank	955	USD	(0.10	)%*	6/30/12	954,989
JPMorgan Chase Bank	3,826	USD	0.00%		11/02/11	3,826,000
JPMorgan Chase Bank	4,254	USD	0.00%		6/30/12	4,254,000
JPMorgan Chase Bank	1,242	USD	0.00%		6/30/12	1,242,000
JPMorgan Chase Bank†	930	USD	(0.15	)%*	—	929,388
JPMorgan Chase Bank†	3,025	USD	0.00%		—	3,024,800
JPMorgan Chase Bank†	1,892	USD	0.00%		—	1,892,100
JPMorgan Chase Bank†	942	USD	0.00%		—	941,500
JPMorgan Chase Bank†	940	USD	0.00%		—	940,000
Nomura International†	585	USD	0.00%		—	585,000

						$154,038,290

UNFUNDED LOAN COMMITMENTS (see Note D.4)

As of October 31, 2011, the Fund had the following unfunded loan commitment of $8,000,000, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost	Value
General Motors Holding, LLC Revolver LIBOR +2.75% 10/27/15	$8,000,000	$—	$ (1,544,167)

†	The reverse repurchase agreement matures on demand. The interest rate shown is a variable rate and was in effect on October 31, 2011

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $147,180,886.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, the aggregate market value of these securities amounted to $1,000,577,929 or 31.2% of net assets.

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

(c)	Floating Rate Security. Stated interest rate was in effect at October 31, 2011.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Illiquid security.

(g)	Fair valued.

(h)	Variable rate coupon, rate shown as of October 31, 2011.

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2011.

(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of October 31, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
American Media, Inc.	3/04/09	$230,000	$0	0.00%
European Media Capital SA 10.00%, 2/01/15	8/18/10	596,048	445,434	0.01%

(k)	Position, or a portion thereof, has been segregated to collateralize credit default swaps. The aggregate market value of this security amounted to $7,144,665.

(l)	This position or a portion of this position represents an unsettled loan purchase. At October 31, 2011, the market value and unrealized gain of these unsettled loan purchases amounted to $2,859,975 and $109,683, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(m)	Non-income producing security.

(n)	One contract relates to 100 shares.

(o)	Restricted and illiquid security.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

PHP – Philippine Peso

RUB – Russian Ruble

TRY – Turkish Lira

UAH – Ukrainian Hryvnia

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:
ABS – Asset-Backed Securities
ARMs – Adjustable Rate Mortgages
CMBS – Commercial Mortgage-Backed Securities
GO – General Obligation
MBIA – MBIA Insurance Corporation
OJSC – Open Joint Stock Company
REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,779,876,072)	$2,797,956,466
Affiliated issuers (cost $494,457,559)	494,457,559
Cash	4,865,097
Cash held at broker	809,740
Cash collateral held at broker	10,663,855	(a)
Foreign currencies, at value (cost $12,801,236)	12,815,867
Dividends and interest receivable	57,956,585
Receivable for capital stock sold	39,627,427
Unrealized appreciation of credit default swap contracts	16,279,051
Upfront premiums paid on credit default swap contracts	14,696,958
Receivable for investment securities sold	12,125,923
Unrealized appreciation of interest rate swap contracts	3,669,680
Unrealized appreciation of forward currency exchange contracts	3,605,684

Total assets	3,469,529,892

Liabilities
Payable for reverse repurchase agreements	154,038,290
Upfront premiums received on credit default swap contracts	36,980,433
Payable for investment securities purchased	18,050,396
Payable for capital stock redeemed	16,856,721
Unrealized depreciation of credit default swap contracts	14,942,349
Unrealized depreciation of forward currency exchange contracts	10,537,730
Dividends payable	6,662,750
Unrealized depreciation of interest rate swap contracts	3,393,545
Options written, at value (premiums received $2,584,370)	1,098,610
Advisory fee payable	1,027,775
Distribution fee payable	981,853
Unfunded loan commitment, at value	1,544,167
Transfer Agent fee payable	109,114
Administrative fee payable	19,750
Accrued expenses and other liabilities	683,549

Total liabilities	266,927,032

Net Assets	$3,202,602,860

Composition of Net Assets
Capital stock, at par	$365,753
Additional paid-in capital	3,240,352,538
Undistributed net investment income	314,241
Accumulated net realized loss on investment and foreign currency transactions	(51,855,319)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	13,425,647

	$3,202,602,860

(a)	Amount has been segregated to collateralize interest rate and credit default swap contracts outstanding at October 31, 2011.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,686,591,163	193,181,108	$8.73	*

B	$26,192,097	2,976,021	$8.80

C	$760,234,390	86,123,310	$8.83

Advisor	$662,874,022	75,836,631	$8.74

R	$20,934,678	2,398,470	$8.73

K	$4,159,353	476,418	$8.73

I	$41,617,157	4,761,133	$8.74

*	The maximum offering price per share for Class A shares was $9.12 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2011

Investment Income
Interest (net of foreign taxes withheld of $190,832)	$231,647,351
Dividends
Unaffiliated issuers	2,707,026
Affiliated issuers	276,540
Other fee income	394,894	$235,025,811

Expenses
Advisory fee (see Note B)	14,510,631
Distribution fee—Class A	4,813,708
Distribution fee—Class B	332,807
Distribution fee—Class C	6,836,958
Distribution fee—Class R	85,518
Distribution fee—Class K	4,926
Transfer agency—Class A	1,636,450
Transfer agency—Class B	45,709
Transfer agency—Class C	754,105
Transfer agency—Advisor Class	611,873
Transfer agency—Class R	37,866
Transfer agency—Class K	3,941
Transfer agency—Class I	16,821
Registration fees	501,112
Printing	453,472
Custodian	393,107
Audit	78,444
Administrative	77,856
Directors’ fees	61,035
Legal	55,676
Miscellaneous	86,827

Total expenses before interest expense	31,398,842
Interest expense	126,819

Total expenses	31,525,661
Less: expenses waived and reimbursed by the Adviser (see Note B)	(176,086)

Net expenses		31,349,575

Net investment income		203,676,236

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		27,440,731
Swap contracts		(5,907,164)
Options written		533,650
Foreign currency transactions		9,098,801
Net change in unrealized appreciation/depreciation of:
Investments		(173,603,730)
Swap contracts		(2,424,128)
Options written		1,485,760
Unfunded loan commitments		(880,000)
Foreign currency denominated assets and liabilities		(5,771,340)

Net loss on investment and foreign currency transactions		(150,027,420)

Contributions from Adviser (see Note B)		21,263

Net Increase in Net Assets from Operations		$53,670,079

See notes to financial statements.

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$203,676,236	$120,662,061
Net realized gain on investment and foreign currency transactions	31,166,018	25,933,636
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(181,193,438)	153,153,529
Contributions from Adviser (see Note B)	21,263	235,116

Net increase in net assets from operations	53,670,079	299,984,342
Dividends to Shareholders from
Net investment income
Class A	(120,951,242)	(77,548,749)
Class B	(2,282,802)	(3,373,970)
Class C	(46,047,353)	(24,706,759)
Advisor Class	(45,329,154)	(15,439,787)
Class R	(1,256,402)	(601,223)
Class K	(150,566)	(117,619)
Class I	(1,777,751)	(519,234)
Capital Stock Transactions
Net increase	1,040,749,498	1,011,175,870

Total increase	876,624,307	1,188,852,871
Net Assets
Beginning of period	2,325,978,553	1,137,125,682

End of period (including undistributed net investment income of $314,241 and distributions in excess of net investment income of $(5,219,385), respectively)	$3,202,602,860	$2,325,978,553

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2011

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Emerging Market Debt Fund, Inc., was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Notes to Financial Statements

measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2011:

Investments in Securities	Level 1			Level 2		Level 3		Total
Corporates – Non-Investment Grades	$	– 0	–	$1,510,390,303		$6,230,841		$1,516,621,144
Corporates – Investment Grades		– 0	–	313,710,752		– 0	–	313,710,752
Emerging Markets – Sovereigns		– 0	–	148,036,952		2,091,576		150,128,528
Emerging Markets – Corporate Bonds		– 0	–	126,422,146		445,434		126,867,580
Commercial Mortgage-Backed Securities		– 0	–	15,914,373		93,080,657		108,995,030
Collateralized Mortgage Obligations		– 0	–	– 0	–	104,878,738		104,878,738
Governments – Treasuries		– 0	–	93,548,788		– 0	–	93,548,788
Quasi-Sovereigns		– 0	–	79,646,478		– 0	–	79,646,478
Bank Loans		– 0	–	– 0	–	75,587,653		75,587,653
Governments – Sovereign Bonds		– 0	–	66,333,771		7,469,057		73,802,828
Emerging Markets – Treasuries		– 0	–	31,671,995		21,110,383		52,782,378
Preferred Stocks		26,659,086		8,156,234		– 0	–	34,815,320
Asset-Backed Securities		– 0	–	– 0	–	23,646,158		23,646,158
Local Governments – Municipal Bonds		– 0	–	15,136,768		– 0	–	15,136,768
Supranationals		– 0	–	1,852,400		8,289,650		10,142,050

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Local Governments – Regional Bonds	$	– 0	–	$8,668,369		$	– 0	–	$8,668,369
Inflation-Linked Securities		– 0	–	2,719,744			– 0	–	2,719,744
Governments – Sovereign Agencies		– 0	–	2,430,826			– 0	–	2,430,826
Options Purchased-Puts		1,281,641		– 0	–		645,553		1,927,194
Common Stocks		20,540		– 0	–		1,310,272		1,330,812
Warrants		– 0	–	– 0	–		569,328		569,328
Short-Term Investments		494,457,559		– 0	–		– 0	–	494,457,559

Total Investments in Securities		522,418,826		2,424,639,899			345,355,300		3,292,414,025
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	16,279,051			– 0	–	16,279,051
Interest Rate Swaps		– 0	–	3,669,680			– 0	–	3,669,680
Forward Currency Exchange Contracts		– 0	–	3,605,684			– 0	–	3,605,684
Liabilities
Credit Default Swaps		– 0	–	(14,942,349)			– 0	–	(14,942,349)
Interest Rate Swaps		– 0	–	(3,393,545)			– 0	–	(3,393,545)
Forward Currency Exchange Contracts		– 0	–	(10,537,730)			– 0	–	(10,537,730)
Options Written		– 0	–	– 0	–		(1,098,610)		(1,098,610)
Unfunded Loan Commitment		– 0	–	– 0	–		(1,544,167)		(1,544,167)

Total		$522,418,826		$2,419,320,690			$342,712,523		$3,284,452,039

*	Other financial instruments are derivative instruments, such as futures, forwards, swap contracts and unfunded loan commitments which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Corporates - Non Investment Grades		Corporates - Investment Grades			Emerging Markets - Sovereigns		Emerging Markets - Corporate Bonds
Balance as of 10/31/10	$33,708,344			$4,535,572		$11,818,976		$1,443,000
Accrued discounts/(premiums)	32,732			– 0	–	220,397		(291,464)
Realized gain (loss)	(961,277)			– 0	–	781,106		– 0	–
Change in unrealized appreciation/ depreciation	(885,160)			– 0	–	(1,484,737)		382,698
Purchases	3,953,402			– 0	–	– 0	–	– 0	–
Sales	(11,963,338)			– 0	–	(9,244,166)		– 0	–
Reclassification	(526,835)			– 0	–	– 0	–	526,835
Transfers into level 3	2,423,828			– 0	–	– 0	–	– 0	–
Transfers out of level 3	(19,550,855)			(4,535,572)		– 0	–	(1,615,635)

Balance as of 10/31/11	$6,230,841		$	– 0	–	$2,091,576		$445,434

Net change in unrealized appreciation/ depreciation from investments held as of 10/31/11	$(445,829)		$	– 0	–	$(178,815)		$382,698

	Commerical Mortgage - Backed Securities		Collateralized Mortgage Obligations			Bank Loans		Governments - Sovereign Bonds
Balance as of 10/31/10	$69,761,354			$53,856,828		$42,646,923		$ – 0	–
Accrued discounts/ (premiums)	552,311			1,357,363		712,881		1,319
Realized gain (loss)	5,937,060			3,625,721		361,639		– 0	–
Change in unrealized appreciation/ depreciation	(9,279,936)			(11,895,914)		(1,105,197)		(190,889)
Purchases	45,125,991			71,006,203		63,135,181		7,658,627
Sales	(24,082,835)			(13,071,463)		(30,163,774)		– 0	–
Reclassification	– 0	–		– 0	–	– 0	–	– 0	–
Transfers into level 3	5,066,712			– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–		– 0	–	– 0	–	– 0	–

Balance as of 10/31/11	$93,080,657			$104,878,738		$75,587,653		$7,469,057

Net change in unrealized appreciation/ depreciation from investments held as of 10/31/11	$(4,554,414)			$(10,467,632)		$(1,173,809)		$(190,889)

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Emerging Markets - Treasuries			Asset- Backed Securities		Supranationals		Local Governments - Regional Bonds
Balance as of 10/31/10	$	– 0	–	$31,179,732		$8,111,718			$5,208,252
Accrued discounts/(premiums)		(28,294)		456,714		428,707			– 0	–
Realized gain (loss)		– 0	–	793,996		– 0	–		– 0	–
Change in unrealized appreciation/ depreciation		155,013		(3,542,524)		(250,775)			– 0	–
Purchases		20,983,664		2,902,382		– 0	–		– 0	–
Sales		– 0	–	(8,144,142)		– 0	–		– 0	–
Reclassification		– 0	–	– 0	–	– 0	–		– 0	–
Transfers into level 3		– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3		– 0	–	– 0	–	– 0	–		(5,208,252)

Balance as of 10/31/11		$21,110,383		$23,646,158		$8,289,650		$	– 0	–

Net change in unrealized appreciation/ depreciation from investments held as of 10/31/11		$155,013		$(3,108,206)		$(250,775)		$	– 0	–

	Options Purchased - Puts			Common Stocks		Warrants		Options Written
Balance as of 10/31/10	$	– 0	–	$197,937		$30,110		$	– 0	–
Accrued discounts/(premiums)		– 0	–	– 0	–	– 0	–		– 0	–
Realized gain (loss)		– 0	–	343,485		(1,748,805)			– 0	–
Change in unrealized appreciation/ depreciation		(586,992)		(75,439)		2,359,416			1,485,760
Purchases		1,232,545		1,187,774		– 0	–		(2,584,370)
Sales		– 0	–	(343,485)		(71,393)			– 0	–
Reclassification		– 0	–	– 0	–	– 0	–		– 0	–
Transfers into level 3		– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of level 3		– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 10/31/11		$645,553		$1,310,272		$569,328			$(1,098,610)

Net change in unrealized appreciation/ depreciation from investments held as of 10/31/11		$(586,992)		$(75,439)		$569,328			$1,485,760

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Notes to Financial Statements

	Unfunded Loan Commitment			Total
Balance as of 10/31/10	$	– 0	–	$262,498,746
Accrued discounts/(premiums)		– 0	–	3,442,666
Realized gain (loss)		– 0	–	9,132,925
Change in unrealized appreciation/depreciation		(880,000)		(25,794,676)
Purchases		(664,167)		213,937,232
Sales		– 0	–	(97,084,596)
Reclassification		– 0	–	– 0	–
Transfers into level 3		– 0	–	7,490,540
Transfers out of level 3		– 0	–	(30,910,314)

Balance as of 10/31/11		$(1,544,167)		$342,712,523

Net change in unrealized appreciation/depreciation from investments held as of 10/31/11		$(880,000)		$(19,320,001	)**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on January 31, 2012. For the year ended October 31, 2011, such reimbursement amounted to $176,086.

For the years ended October 31, 2011 and October 31, 2010, the Adviser reimbursed the Fund $21,263 and $235,116, respectively, for trading losses incurred due to trade entry errors.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2011, such fee amounted to $77,856.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,046,139 for the year ended October 31, 2011.

For the year ended October 31, 2011, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $470,165 from the sale of Class A shares and received $18,671, $9,750 and $203,452 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2011 (000)	Dividend Income (000)
$ 129,603	$1,260,467	$895,612	$494,458	$277

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

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to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,083,056, $6,349,962, $81,824 and $17,516 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2011, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,373,211,585	$793,223,513
U.S. government securities	7,021,602	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, swap contracts and written option contracts) are as follows:

Cost	$3,274,580,024

Gross unrealized appreciation	$132,941,871
Gross unrealized depreciation	(115,107,870)

Net unrealized appreciation	$17,834,001

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Notes to Financial Statements

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended October 31, 2011, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2011, the Fund held swaptions for hedging purposes. For the year ended October 31, 2011, the Fund had the following transactions:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/10	– 0	–	$	– 0	–
Options written	254,200,000			3,118,020
Options expired	(162,300,000)			(533,650)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/11	91,900,000			$2,584,370

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

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Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts.

Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2011, the Fund held interest rate swap contracts for hedging purposes.

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Notes to Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/ (pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended October 31, 2011, the Fund held credit default swaps contracts for hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

Notes to Financial Statements

agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At October 31, 2011 the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $399,530,000 with unrealized appreciation of $14,827,439 and unrealized depreciation of $12,731,949 and terms ranging from 1 month to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2011, the Fund did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2011, the Fund had open swap contracts in net liability positions, with credit contingent features, in the amount of $8,217,033. The fair value of assets pledged as collateral by the Fund for such swap contracts was $15,205,899 at October 31, 2011. If a trigger event had occurred at October 31, 2011, for those swap contracts in a net liability position, no additional amounts would be required to be posted by the Fund since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts.

At October 31, 2011 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$3,669,680	Unrealized depreciation of interest rate swap contracts	$3,393,545

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Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,605,684	Unrealized depreciation of forward currency exchange contracts	$10,537,730
Credit contracts	Unrealized appreciation of credit default swap contracts	16,279,051	Unrealized depreciation of credit default swap contracts	14,942,349

			Options written, at value	1,098,610

Total		$23,554,415		$29,972,234

The effect of derivative instruments on the statement of operations for the year ended October 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(8,051,007)	$(2,700,263)

	Net realized gain/(loss) on options written; Net change in unrealized appreciation/ depreciation of options written	533,650	1,485,760

Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	2,143,843	276,135

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	5,166,182	(5,946,185)

Total		$(207,332)	$(6,884,553)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Notes to Financial Statements

For the year ended October 31, 2011, the average monthly notional amount of credit default swap contracts was $260,898,835, and the average monthly principal amount of forward currency exchange contracts was $760,003,512. For eleven months of the year, the average monthly notional amount of interest rate swap contracts was $1,205,962,952. For three months of the year, the average monthly notional amount of credit default swaption contracts was $62,538,710.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2011, the average amount of reverse repurchase agreements outstanding was $127,949,828 and the daily weighted average interest rate was (0.30)%. During the period, the Fund received net interest payments from counterparties.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the

92	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2011, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement. In order to take on the loan denoted below, the Fund received payment of $664,167. The unrealized depreciation on such loan was $880,000.

Borrower	Unfunded Loan Commitment	Funded
General Motors Holdings, LLC, LIBOR + 2.75%, 10/27/15	$8,000,000	$	– 0	–

In addition, the Fund had the following bridge loan commitment outstanding:

Loan	Unfunded Loan Participation Commitment	Funded
SESI, LLC, Senior Unsecured Bridge Loan, 0.0%, 10/19/12	$8,030,000	$	– 0	–

During the year ended October 31, 2011, the Fund received commitment fees and additional funding fees of $394,894 and $0, respectively, which are included in other fee income on the statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Class A
Shares sold	110,274,770	80,356,153	$995,251,351	$701,043,060

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Shares issued in reinvestment of dividends and distributions	8,341,761	5,567,603	75,169,880	48,216,232

Shares converted from Class B	1,207,845	1,520,117	10,914,738	13,150,234

Shares redeemed	(71,037,438)	(37,725,184)	(634,622,171)	(323,863,566)

Net increase	48,786,938	49,718,689	$446,713,798	$438,545,960

Class B
Shares sold	447,887	459,316	$4,096,419	$4,026,205

Shares issued in reinvestment of dividends and distributions	160,624	232,327	1,461,154	2,017,843

Shares converted to Class A	(1,198,311)	(1,507,755)	(10,914,738)	(13,150,234)

Shares redeemed	(762,244)	(1,120,294)	(6,933,251)	(9,739,473)

Net decrease	(1,352,044)	(1,936,406)	$(12,290,416)	$(16,845,659)

Class C
Shares sold	38,365,859	36,083,321	$351,820,282	$318,660,800

Shares issued in reinvestment of dividends and distributions	2,966,508	1,670,254	26,982,653	14,655,898

Shares redeemed	(13,477,217)	(6,204,959)	(121,679,272)	(54,236,612)

Net increase	27,855,150	31,548,616	$257,123,663	$279,080,086

Advisor Class
Shares sold	63,618,057	40,072,038	$577,243,744	$349,916,045

Shares issued in reinvestment of dividends and distributions	3,138,397	1,197,780	28,268,926	10,461,294

Shares redeemed	(32,807,439)	(8,696,949)	(293,170,279)	(74,880,842)

Net increase	33,949,015	32,572,869	$312,342,391	$285,496,497

Class R
Shares sold	2,032,490	1,172,235	$18,171,625	$10,263,021

Shares issued in reinvestment of dividends and distributions	135,726	67,342	1,220,153	586,282

Shares redeemed	(1,212,000)	(253,022)	(10,861,985)	(2,212,270)

Net increase	956,216	986,555	$8,529,793	$8,637,033

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

Class K
Shares sold	361,852	33,081	$3,197,193	$291,477

Shares issued in reinvestment of dividends and distributions	16,140	13,705	143,985	118,369

Shares redeemed	(78,313)	(31,128)	(698,394)	(273,753)

Net increase	299,679	15,658	$2,642,784	$136,093

Class I
Shares sold	3,172,303	1,794,820	$ 28,213,677	$ 15,724,460

Shares issued in reinvestment of dividends and distributions	185,287	53,785	1,668,290	475,051

Shares redeemed	(474,033)	(8,182)	(4,194,482)	(73,651)

Net increase	2,883,557	1,840,423	$ 25,687,485	$ 16,125,860

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in

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Notes to Financial Statements

miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$217,795,270	$122,307,341

Total taxable distributions	217,795,270	122,307,341

Total distributions paid	$217,795,270	$122,307,341

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,009,951
Accumulated capital and other losses	(55,891,403	)(a)
Unrealized appreciation/(depreciation)	18,959,789	(b)

Total accumulated earnings/(deficit)	$(29,921,663	)(c)

(a)	On October 31, 2011, the Fund had a net capital loss carryforward for federal income tax purposes of $51,633,162, of which $794,931 expires in the year 2016, and $50,838,231 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $11,564,915. For the year ended October 31, 2011, the cumulative deferred loss on straddles was $4,258,241.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable to dividends payable and tax treatment of interest on defaulted securities.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification, premium adjustments, reclassifications on futures and swaps, the treatment of proceeds from the sale of defaulted securities, and a contribution from adviser resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease to additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

Notes to Financial Statements

agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and IFRS. The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

98	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 9.19		$ 8.24		$ 5.85		$ 9.02		$ 8.97

Income From Investment Operations
Net investment income(a)	.64	(b)	.69	(b)	.67	(b)	.61	(b)	.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		.96		2.44		(2.87)		.41
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.20		1.65		3.11		(2.26)		.97

Less: Dividends and Distributions
Dividends from net investment income	(.66)		(.70)		(.69)		(.68)		(.57)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		(.23)		(.35)

Total dividends and distributions	(.66)		(.70)		(.72)		(.91)		(.92)

Net asset value, end of period	$ 8.73		$ 9.19		$ 8.24		$ 5.85		$ 9.02

Total Return
Total investment return based on net asset value(d)	2.48	%*	20.85	%*	57.11	%*	(27.49	)%*	11.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,686,591		$1,326,974		$780,222		$450,517		$281,677
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95%		.99	%**	.99%		1.03	%**	1.41	%**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.95%		.95	%**	.95%		1.03	%**	1.41	%**
Expenses, before waivers/reimbursements	.96%		1.04	%**	1.13%		1.13	%**	1.41	%**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.96%		1.00	%**	1.09%		1.07	%**	1.14	%**
Net investment income	7.05	%(b)	7.93	%(b)**	10.13	%(b)	7.65	%(b)**	6.24	%**
Portfolio turnover rate	29%		26%		46%		74%		67%

See footnote summary on page 106.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 9.26		$ 8.31		$ 5.90		$ 9.09		$ 9.05

Income From Investment Operations
Net investment income(a)	.57	(b)	.63	(b)	.62	(b)	.55	(b)	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)		.96		2.46		(2.89)		.41
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.14		1.59		3.08		(2.34)		.90

Less: Dividends and Distributions
Dividends from net investment income	(.60)		(.64)		(.64)		(.62)		(.51)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		(.23)		(.35)

Total dividends and distributions	(.60)		(.64)		(.67)		(.85)		(.86)

Net asset value, end of period	$ 8.80		$ 9.26		$ 8.31		$ 5.90		$ 9.09

Total Return
Total investment return based on net asset value(d)	1.75	%*	19.86	%*	55.89	%*	(28.03	)%*	10.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,192		$40,092		$52,041		$54,724		$35,058
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65%		1.70	%**	1.68%		1.74	%**	2.14	%**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.65%		1.65	%**	1.65%		1.74	%**	2.14	%**
Expenses, before waivers/reimbursements	1.69%		1.78	%**	1.88%		1.86	%**	2.14	%**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.69%		1.73	%**	1.85%		1.80	%**	1.87	%**
Net investment income	6.28	%(b)	7.25	%(b)**	9.46	%(b)	6.83	%(b)**	5.45	%**
Portfolio turnover rate	29%		26%		46%		74%		67%

See footnote summary on page 106.

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 9.29		$ 8.33		$ 5.92		$ 9.11		$ 9.07

Income From Investment Operations
Net investment income(a)	.57	(b)	.62	(b)	.62	(b)	.55	(b)	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		.97		2.46		(2.89)		.41
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.13		1.59		3.08		(2.34)		.90

Less: Dividends and Distributions
Dividends from net investment income	(.59)		(.63)		(.64)		(.62)		(.51)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		(.23)		(.35)

Total dividends and distributions	(.59)		(.63)		(.67)		(.85)		(.86)

Net asset value, end of period	$ 8.83		$ 9.29		$ 8.33		$ 5.92		$ 9.11

Total Return
Total investment return based on net asset value(d)	1.73	%*	19.88	%*	55.68	%*	(27.95	)%*	10.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$760,234		$541,386		$222,632		$112,508		$86,525
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65%		1.69	%**	1.69%		1.75	%**	2.11	%**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.65%		1.65	%**	1.65%		1.75	%**	2.11	%**
Expenses, before waivers/reimbursements	1.66%		1.73	%**	1.83%		1.84	%**	2.11	%**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.66%		1.69	%**	1.79%		1.77	%**	1.85	%**
Net investment income	6.25	%(b)	7.08	%(b)**	9.27	%(b)	6.82	%(b)**	5.47	%**
Portfolio turnover rate	29%		26%		46%		74%		67%

See footnote summary on page 106.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	January 28, 2008(e) to October 31, 2008
2011	2010	2009

Net asset value, beginning of period	$ 9.20	$ 8.25	$ 5.86	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.66	.71	.72	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)	.97	2.41	(2.69)
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.23	1.68	3.13	(2.17)

Less: Dividends and Distributions
Dividends from net investment income	(.69)	(.73)	(.71)	(.49)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.69)	(.73)	(.74)	(.49)

Net asset value, end of period	$ 8.74	$ 9.20	$ 8.25	$ 5.86

Total Return
Total investment return based on net asset value(d)	2.79	%*	21.22	%*	57.57	%*	(26.77	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$662,874	$385,380	$76,843	$6,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65%	.68	%**	.72%	.69	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.65%	.65	%**	.65%	.69	%(f)**
Expenses, before waivers/reimbursements	.66%	.73	%**	.83%	.80	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.66%	.70	%**	.76%	.76	%(f)**
Net investment income(b)	7.34%	8.12	%**	10.07%	8.16	%(f)**
Portfolio turnover rate	29%	26%	46%	74%

See footnote summary on page 106.

102	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,	January 28, 2008(e) to October 31, 2008
2011	2010	2009

Net asset value, beginning of period	$ 9.19	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.62	.67	.67	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	.96	2.43	(2.66)
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.18	1.63	3.10	(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.64)	(.68)	(.68)	(.47)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.64)	(.68)	(.71)	(.47)

Net asset value, end of period	$ 8.73	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	2.29	%*	20.62	%*	56.83	%*	(27.09	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,935	$13,250	$3,754	$1,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.18	%**	1.19%	1.18	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.15%	1.15	%**	1.15%	1.18	%(f)**
Expenses, before waivers/reimbursements	1.28%	1.37	%**	1.36%	1.43	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.28%	1.34	%**	1.32%	1.40	%(f)**
Net investment income(b)	6.87%	7.70	%**	9.86%	7.62	%(f)**
Portfolio turnover rate	29%	26%	46%	74%

See footnote summary on page 106.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,	January 28, 2008(e) to October 31, 2008
2011	2010	2009

Net asset value, beginning of period	$ 9.19	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.64	.69	.68	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	.96	2.44	(2.66)
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.20	1.65	3.12	(2.19)

Less: Dividends and Distributions
Dividends from net investment income	(.66)	(.70)	(.70)	(.48)
Tax return of capital	– 0	–	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.66)	(.70)	(.73)	(.48)

Net asset value, end of period	$ 8.73	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	2.55	%*	20.94	%*	57.24	%*	(26.94	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,159	$1,624	$1,328	$753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	.95	%**	.94%	.93	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90%	.90	%**	.90%	.93	%(f)**
Expenses, before waivers/reimbursements	1.01%	1.08	%**	1.10%	1.12	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.01%	1.03	%**	1.06%	1.09	%(f)**
Net investment income(b)	7.13%	8.04	%**	10.18%	8.01	%(f)**
Portfolio turnover rate	29%	26%	46%	74%

See footnote summary on page 106.

104	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,						January 28, 2008(e) to October 31, 2008
	2011		2010		2009

Net asset value, beginning of period	$ 9.20		$ 8.25		$ 5.85		$ 8.52

Income From Investment Operations
Net investment income(a)	.66		.71	(b)	.70	(b)	.49	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)		.97		2.44		(2.67)
Contributions from Adviser	.00	(c)	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.23		1.68		3.14		(2.18)

Less: Dividends and Distributions
Dividends from net investment income	(.69)		(.73)		(.71)		(.49)
Tax return of capital	– 0	–	– 0	–	(.01)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.69)		(.73)		(.74)		(.49)

Net asset value, end of period	$ 8.74		$ 9.20		$ 8.25		$ 5.85

Total Return
Total investment return based on net asset value(d)	2.81	%*	21.23	%*	57.79	%*	(26.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,617		$17,272		$306		$165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.63%		.67	%**	.69%		.69	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.63%		.65	%**	.65%		.69	%(f)**
Expenses, before waivers/reimbursements	.63%		.72	%**	.72%		.79	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.63%		.71	%**	.68%		.75	%(f)**
Net investment income	7.36%		8.03	%(b)**	10.45	%(b)	8.09	%(b)(f)**
Portfolio turnover rate	29%		26%		46%		74%

See footnote summary on page 106.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	105

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distribution.

(f)	Annualized.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008 by .03%, .15%, .05% and .41%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

106	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Income Fund, Inc. (the “Fund”) (formerly AllianceBernstein Emerging Market Debt Fund, Inc.), including the portfolio of investments, as of October 31, 2011, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Income Fund, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2011

ALLIANCEBERNSTEIN HIGH INCOME FUND •	107

Report of Independent Registered Public Accounting Firm

2011 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2011.

For foreign shareholders, 66.59% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2012.

108	• ALLIANCEBERNSTEIN HIGH INCOME FUND

2011 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	109

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 51 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	102	None

110	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 79 (1993)	Investment Adviser and an Independent Consultant since prior to 2006. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	102	None

John H. Dobkin, # 69 (1993)	Independent Consultant since prior to 2006. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	102	None

ALLIANCEBERNSTEIN HIGH INCOME FUND •	111

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 67 (2005)	Private Investor since prior to 2006. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	102	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2006 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 75 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2006. He was formerly a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	102	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2006 and Intel Corporation (semi-conductors) since prior to 2006 until 2008

112	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 63 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	102	None

Garry L. Moody, # 59 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	102	None

ALLIANCEBERNSTEIN HIGH INCOME FUND •	113

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 70 (2005)	Private Investor since prior to 2006. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	102	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2006

Earl D. Weiner, # 72 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	102	None

114	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	115

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 51	President and Chief Executive Officer	See above.

Philip L. Kirstein, 66	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Gershon Distenfeld, 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Douglas J. Peebles, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2006.

Marco G. Santamaria, 46	Vice President	Vice President of the Adviser**, with which he has been associated since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging markets oriented fixed-income hedge fund since prior to 2006.

Matthew S. Sheridan, 36	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2006.

Emilie D. Wrapp, 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2006.

Joseph J. Mantineo, 52	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2006.

Stephen M. Woetzel, 40	Controller	Vice President of ABIS**, with which he has been associated since prior to 2006.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

116	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein High Income Fund (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The information in the fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	117

arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2011.

Category	Advisory Fee[5]	September 30, 2011 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,965.8

The Fund’ Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $89,160 (0.01% of the Fund’s average daily net assets) for providing such services.

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’ total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amounts set forth below for the Fund’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Fund’ fiscal year upon at least 60 days written

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees are based on the Fund’s average daily adjusted total assets (i.e. the average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed).

118	• ALLIANCEBERNSTEIN HIGH INCOME FUND

notice. In addition, set forth below are the gross expense ratios of the Fund, annualized for the most recent semi-annual period:6

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (4/30/11)[7]		Fiscal Year End
High Income Fund, Inc.[8]	Advisor Class A Class B Class C Class R Class K Class I	0.65 0.95 1.65 1.65 1.15 0.90 0.65	% % % % % % %	0.61 0.91 1.64 1.61 1.30 0.99 0.60	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	In August 2011, the Adviser notified the Board of Directors that it did not intend on renewing the Fund’s Expense Limitation Undertaking at the conclusion of the Fund’s current fiscal year. The Expense Limitation Undertakings for the Fund will expire on February 1, 2012.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	119

institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2011 net assets.10

Fund	Net Assets 9/30/11 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
High Income Fund, Inc.	$2,965.8	Global High Yield Schedule 55 bp on 1st $50 million 35 bp on the balance Minimum Account Size: $50m	0.352%	0.492%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

120	• ALLIANCEBERNSTEIN HIGH INCOME FUND

sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[11]
High Income Fund, Inc.	Global High Yield
	Class A	1.70% on 1st $5 billion 1.50% on the balance
	Class I (Institutional)	1.15% on 1st $5 billion 0.95% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[12]
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management

11	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

12	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2011 by Reuters was ¥77.0383 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $389.4 million; ¥20 billion would be equivalent to approximately $259.6 million; and ¥450 billion would be equivalent to approximately $5.841 billion.

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	121

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.487	0.537	6/16

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.	0.948	0.966	7/16	1.097	12/82

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense basis.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

17	Most recently completed fiscal year Class A share total expense ratio.

122	• ALLIANCEBERNSTEIN HIGH INCOME FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $389,705, $6,832,147 and $161, 457 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are

ALLIANCEBERNSTEIN HIGH INCOME FUND •	123

based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $737,115 in net fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

124	• ALLIANCEBERNSTEIN HIGH INCOME FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings22 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2011.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.
1 year	12.20	12.49	12.20	13/16	46/93
3 year	14.48	11.22	10.66	1/16	3/84
5 year	11.40	8.14	7.56	1/16	1/74
10 year	14.52	8.11	7.68	1/14	1/56

22	The performance returns and rankings of the Fund are for the Fund’ Class A shares. It should be noted that performance returns of the Fund were provided by Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

24	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	125

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmarks.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2011
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.	12.20	14.31	11.30	14.47	11.81	13.60	0.72	5
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	12.05	10.33	10.06	N/A	N/A	10.82	0.76	5
JP Morgan EMBI Global Index	9.41	10.74	9.31	11.01	10.98	N/A	N/A	N/A
JP Morgan GBI EM	13.60	6.07	10.92	N/A	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	12.89	13.71	9.49	9.07	7.63	N/A	N/A	N/A
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2011.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

126	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	127

AllianceBernstein Family of Funds

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ALLIANCEBERNSTEIN HIGH INCOME FUND •	129

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132	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0151-1011

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Income	2010	$57,500	$—	$16,971
	2011	$68,000	$295	$17,891

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2010	$709,151	$144,686
			$(127,715)
			$(16,971)

	2011	$693,852	$18,186
			$(295)
			$(17,891)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 22, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 22, 2011